UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21293

Nuveen Preferred Income Opportunities Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    July 31

Date of reporting period:    July 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments
Closed-End Funds

Annual Report July 31, 2015

JPC
Nuveen Preferred Income Opportunities Fund

JPI
Nuveen Preferred and Income Term Fund

JPW
Nuveen Flexible Investment Income Fund

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture remains somewhat uncertain. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the United States. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 21, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), affiliates of Nuveen Investments, Inc., are sub-advisers for the Nuveen Preferred Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund’s investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas J. Ray, CFA and Susi Budiman, CFA. Effective January 6, 2015, Thomas Ray replaced Michael J. Carne, CFA, who is no longer with the firm. Effective August 14, 2014, in an effort to broaden investment flexibility, the Fund changed its investment policies providing that up to 5% of the portion of the Fund’s portfolio managed by NAM can now be invested in preferred securities issued by companies located in emerging market countries.

The Nuveen Preferred and Income Term Fund (JPI) features management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund’s portfolio managers since its inception. Effective January 16, 2015, in an effort to broaden investment flexibility, the Fund changed its investment policies allowing at least 50% of its managed assets in securities rated investment grade and up to 50% of its managed assets in securities rated below investment grade.

The Nuveen Flexible Investment Income Fund (JPW) features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers. Effective January 6, 2015, Thomas Ray replaced Michael J. Carne, CFA, who is no longer with the firm.

Here they discuss the U.S. economy and equity markets, their management strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2015.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

(December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September. During the September 2015 meeting (subsequent to the close of this reporting period), the Fed decided to keep the federal funds rate near zero despite broad speculation it would increase rates. The Committee said it will keep the rate near zero until the economy has seen further improvement toward reaching the Fed’s goals of maximum employment and inflation approaching two percent.

According to the government’s revised estimate, the U.S. economy increased at a 3.7% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP in the second quarter reflected positive contributions from personal consumption expenditures, exports, state and local government spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment, and nonresidential fixed investment. The Consumer Price Index (CPI) increased 0.1% year-over-year as of July 2015. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of July 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in June 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.5% for the twelve months ended June 2015 (most recent data available at the time this report was prepared).

While the preferred market was positive for the reporting period, the $25 par market outperformed the $1,000 par market. The $1,000 par dominated Barclays Capital Securities Index posted a 3.3% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Preferred Securities Fixed Rate Index posted a 7.3% return.

What key strategies were used to manage the Funds during this twelve-month reporting period ended July 31, 2015 and how did these strategies influence performance?

Nuveen Preferred Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended July 31, 2015. For the twelve-month reporting

6	Nuveen Investments

period ended July 31, 2015, the Fund’s common shares at net asset value (NAV) outperformed the JPC Blended Index, but underperformed the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

JPC invests at least 80% of its managed assets in preferred securities and up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. The Fund is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ’s investment process identifies undervalued securities within a company’s capital structure that offer the most attractive risk/reward potential. This multi-team approach gives investors access to a broader investment universe with greater diversification potential.

Nuveen Asset Management

For the portion of the Fund managed by NAM, we employed a credit-based investment approach, using a top-down process to position the Fund’s portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structures, and option adjusted spread (OAS) analysis. We start by identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between the different structure of the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets. This dynamic is often related to periodic differences in how retail and institutional markets perceive and price risk. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We will continue to monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund’s relative positioning or strategy in the near future. We feel that valuations on the $25 par retail side of the market have run slightly rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of our desire to position the Fund defensively against rising interest rates as discussed later in this report. We have been concerned about the potential impact of rising rates on preferred security valuations for several quarters now. As a result, we favor fixed-to-floating rate coupon structures which, have less interest rate sensitivity and almost no duration extension risk compared to traditional fixed-for-life coupon structures. Fixed-to-floating rate securities are more common on the $1,000 par side of the market, and thus another reason for our recent, and foreseeable, overweight to $1,000 par securities relative to the JPC Blended Index.

The population of “new generation” preferred securities, such as contingent capital securities (sometimes referred to as CoCos, Additional Tier 1 (AT1), and/or enhanced capital notes), have indeed become a meaningful presence within the preferred/hybrid security marketplace. We estimate that the CoCo market currently exceeds $110 billion outstanding, and could grow by an additional $150 billion over the next three to four years. As a reminder, current international bank capital standards outlined in Basel III require new Tier 1-qualifying securities to contain explicit loss-absorbing features upon the breach of certain predetermined capital thresholds. Some of these features include equity conversion, permanent write-down of principal and temporary write-down of principal with the possibility of future write-up when/if the issuer is able to replenish capital levels back above the Tier 1 threshold trigger. We have allocated modestly to this new universe of securities, focusing on those issuers that have, in our opinion, meaningful capital cushions above the mentioned capital thresholds and those issuers that have, or have nearly, issued their regulatory maximum amount of AT1 securities, which is typically 1.5% of the issuer’s risk-weighted assets.

With respect to the Fund’s allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will, over the long term, provide a more compelling risk-adjusted return profile than higher

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. Below investment grade securities typically are not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity than higher rated security structures. As a result, this allocation also helps express our defensive interest rate positioning in the Fund’s portfolio. It is important to note that preferred/hybrid securities are typically rated several notches below an issuer’s senior unsecured debt rating. Consequently, in most instances, a BB rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher.

As mentioned previously, we seek to minimize the impact of higher rates on the market value of the portfolio by establishing a position in less interest rate sensitive structures. We also feel that rising interest rates are frequently the result of an improving macro-economic landscape, and likely one where the domestic economic recovery has continued to gain traction. In this type of environment risk premiums should shrink, reflecting the lower risk profile of the overall market, and subsequently credit spreads should also narrow. We believe therefore, that credit spread compression in the preferred security asset class should help mitigate the impact of rising interest rates.

Several factors negatively impacted relative performance including an overweight to the $1,000 par side of the market, an overweight to fixed-to-floating rate coupon structures, an overweight to USD denominated securities issued by non-U.S. domiciled issuers, an overweight to insurance company-issued preferred securities and an underweight to real estate investment trust (REIT) preferred securities. Modestly offsetting some of these factors was a broad overweight to the financial services sectors and corresponding underweights to the industrial and utility sectors.

With the $1,000 par dominated Barclays USD Capital Securities Index posting a 3.3% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Preferred Securities Fixed Rate Index posting a 7.3% return, the Fund’s meaningful overweight to $1,000 par structures detracted from its relative performance. Our overweight in the $1,000 par side of the market was heavily concentrated in fixed-to-floating rate coupon structures, which have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Given our outlook for gradually rising interest rates, the fixed-to-floating rate structures were a better fit for the Fund versus traditional fixed rate coupon securities. Unexpectedly, during the period interest rates actually decreased while the yield curve also flattened. The directional move in interest rates and reshaping of the curve worked against our overweight to fixed-to-floating rate security structures. We also feel that during the reporting period, investors became increasing complacent regarding interest rate risk. Couple this complacency with a continued low interest rate environment, retail investor demand for longer duration traditional fixed rate coupon surged as they increasingly stretched for income.

Given the disproportionate non-U.S. headline risk during the reporting period from areas like the Ukraine and Greece, the Fund’s relative overweight to non-U.S. domiciled issuers weighed slightly on relative performance as non-U.S. credits tended to underperform their U.S. counterparts.

Also detracting from performance was the Fund’s overweight to insurance company-issued preferreds. Despite continued positive fundamentals across the insurance sector and negligible insurance-related new issue supply, the space underperformed. Investor apprehension that issuers may not redeem certain fixed-to-floating rate structures at their first call date weighed on valuations. This sentiment was particularly focused on those securities with low back-end floating rate spreads. While we generally seek to hold securities with wider back-end floating rate coupon spreads, the Fund did own a few securities that suffered from this negative sentiment.

8	Nuveen Investments

Lastly, the Fund’s underweight to the REIT sector also detracted on a relative basis. The REIT preferred sector posted strong performance as demand from real estate-related strategies continued to attract meaningful investor flows during the period. As a result, the Fund’s underweight to the sector detracted marginally versus the JPC Blended Index.

Several factors positively contributed to performance. The Fund’s broad overweight to the financial services sector and corresponding underweight to the industrial and utility sectors was accretive to relative performance. With bank balance sheets flush with capital from recently introduced bank capital regulation and an insurance sector that has avoided meaningful catastrophic events, these sectors outperformed their industrial and utility counterparts.

NWQ Investment Management Company

For the portion of the Fund managed by NWQ, we seek to achieve high income and a measure of capital appreciation. While the Fund’s investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

A sharp decline in oil prices had a material impact on the capital markets, particularly during the beginning of the reporting period. Credit spreads widened, interest rates declined, energy stocks plummeted and volatility spiked. Crude oil prices began to fall in late June of 2014, as forecasts for global demand weakened and the outlook for global supply remained robust. The Organization of the Petroleum Exporting Countries’ (OPEC) decision at its November meeting to leave its production quota unchanged fueled a downward spiral in oil prices. West Texas Intermediate crude oil (WTI) ended the reporting period at $47.11/barrel, while Brent crude oil ended the reporting period at $52.11/barrel.

The drop in interest rates during the fourth quarter was global in scope as government bonds rallied and yield curves flattened around the world. A variety of factors led to the decline, including European economic woes, expectations for quantitative easing in Europe, slowing economic growth in the emerging markets, and global deflation fears. In the U.S., the decline in energy prices and falling European interest rates contributed to the decline of both intermediate- and long-term Treasury rates during the first half of the reporting period. The Treasury curve steepened as rates increased during the second quarter of 2015: the 10 to 30-year treasury yield spread sat at approximately 60 basis points (bps) for most of the first quarter 2015 but increased to 76 bps by the end of the second quarter. Similarly, the 2 to 10-year treasury yield spread increased 34 bps in the second quarter. Interest rate volatility increased from the beginning of the reporting period. We expect volatility to remain elevated as the timing of the Fed’s first interest rate increase continues to be in question and the turmoil in Greece may cause episodic flights to quality.

Despite heightened market volatility, preferred securities performed exceptionally well. The BofA/Merrill Lynch Preferred Securities Fixed Rate Index returned 7.3% for the reporting period. Preferred prices benefited from the market’s demand for long duration and yield. We remain an active participant in both the $25 and $1,000 par preferred markets and intend to take advantage of any dislocations when opportunities arise. While the preferred market was positive for the reporting period, the BofA/Merrill Lynch Preferred Securities Fixed Rate Index turned negative in the second quarter of 2015, returning -1.13%. Despite headline negative returns and increasing duration as rates rise, the preferred market held up comparatively well versus previous periods of rising interest rates, a result driven, we believe, by several positive technical and structural factors. First, the net supply of preferreds was very favorable for the market, particularly in the $25-par space. Second, most of the new issue supply has been in the form of $1,000-par, fixed-to-float (F2F) structures. F2F preferreds pay a fixed rate coupon for five or ten years, then float at a defined spread to LIBOR unless called by the issuer. These preferreds tend to have a lower duration profile compared to fixed-rate preferreds because investors expect most deals to be called at the first call date. We find the F2F preferreds also attract a more diverse

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

group of investors looking to capture greater income and yield outside the traditional institutional and retail preferred buyer base. Finally, preferreds remain historically cheap relative to senior debt on a 5-year and 10-year basis.

Stock selection in the banking sector and overweight and stock selection in the financial sector positively contributed to performance, while our industrials and insurance sector holdings detracted from performance. Several of our holdings performed well during the reporting period, including Ally Financial Inc., Cobank Agricultural Credit Bank and Farm Credit Bank of Texas preferred stocks. These positions were supported by several technical and structural factors. Redemption of currently callable $25- and $1,000-par bank preferred issues and the net supply in the preferred space have provided favorable technical support for bank preferreds during the reporting period. Lastly, Gilead Sciences, Inc. generated a significant total return. The company is best known for its HIV franchise and budding HCV drug (Hepatitis C). We believe its HCV drug will be on the market longer than expected and achieve higher growth rates than anticipated due to strong international growth opportunities. Additionally, the company is expected to generate up to $20 billion in free cash flow per year over the next couple of years. This cash flow will likely be used to acquire a promising pipeline of new drugs to fuel future growth. It also has some interesting drug candidates in its pipeline. Finally, management has a tremendous record of finding the next big opportunity in the pharma marketplace. Gilead’s common stock trades under ten times expected earnings and free cash flow. We sold calls against part of the position.

Continued weakness in oil prices was a primary detractor to the Fund’s performance. The Fund’s energy related holdings lagged, including McDermott International Inc. second lien notes, Key Energy Services Inc. and BreitBurn Energy Partners (MLP) bonds. Energy-related securities performed poorly recently as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. In response to the plunge in crude prices, as well as rising volatility in the energy space, we moved up the capital structure in our investments of several companies in the energy sector by selling their preferred securities or common stock and buying their respective senior debt with similar yield in an attempt to dampen volatility and improve portfolio quality. We believe the debt issues the Fund holds have a more than sufficient equity and/or dividend cushion and that dividends will be slashed well before the debt is threatened. During the latter part of the reporting period, we eliminated McDermott International, Key Energy Services and all our oil and gas master limited partnership (MLP) bond exposure when we saw the MLP credits were trading at too high a valuation given the current price of oil. In our estimation, they were being valued as if oil prices were sustainable at $80 to $90 a barrel.

During the reporting period, the Fund also wrote covered call options on common stocks to hedge equity exposure. These options had a positive impact on performance.

We have always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, we think the Fund has been positioned to minimize potential rate impact through investments in shorter duration preferred securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Higher interest rates would decrease the call risk of bond holdings and conversely lower rates would increase the call risk of bond holdings, all other factors remaining constant. Effective duration would increase as interest rates rise.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2015. For the twelve-month reporting period ended July 31, 2015, the Fund’s shares at net asset value (NAV) underperformed both the JPI Blended Benchmark Index and the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund’s portfolio is actively managed seeking to capitalize on strong and continuously improving credit fundamentals across our issuer base, coupled with historically

10	Nuveen Investments

wide credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks) for the preferred security asset class. The Fund’s strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

We employed a credit-based investment approach, using a top-down process to position the Fund’s portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structures, and option adjusted spread (OAS) analysis. We start by identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between the different structure of the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets. This dynamic is often related to periodic differences in how retail and institutional markets perceive and price risk. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We will continue to monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund’s relative positioning or strategy in the near future. We feel that valuations on the $25 par retail side of the market have run slightly rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity and because of our desire to position defensively against rising interest rates as discussed later in this report. We have been concerned about the potential impact of rising rates on preferred security valuations for several quarters now. As a result, we favor fixed-to-floating rate coupon structures which, have less interest rate sensitivity and meaningfully less duration extension risk versus traditional fixed-for-life coupon structures. Fixed-to-floating rate securities are more common on the $1,000 par side of the market and thus another reason for our recent, and foreseeable, overweight to $1,000 par securities relative to the JPI Blended Benchmark Index.

The population of “new generation” preferred securities, such as contingent capital securities (sometimes referred to as CoCos, Additional Tier 1 (AT1) and/or enhanced capital notes), have become a meaningful presence within the preferred/hybrid security marketplace. We estimate that the CoCo market currently exceeds $110 billion outstanding and could grow by an additional $150 billion over the next three to four years. As a reminder, current international bank capital standards outlined in Basel III require new Tier 1-qualifying securities to contain explicit loss-absorbing features upon the breach of certain predetermined capital thresholds. Some of these features include equity conversion, permanent write-down of principal and temporary write-down of principal with the possibility of future write-up when/if the issuer is able to replenish capital levels back above the Tier 1 threshold trigger. We have allocated modestly to this new universe of securities, focusing on those issuers that have, in our opinion, meaningful capital cushions above the mentioned capital thresholds and those issuers that have, or have nearly, issued their regulatory maximum amount of AT1 securities, which is typically 1.5% of the issuer’s risk-weighted assets.

With respect to the Fund’s allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors and especially by investors with investment grade-only mandates. Below investment grade securities typically are not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity than higher rated security structures. As a result, this allocation also helps express our defensive interest rate positioning in the portfolio. It is important to note that preferred/hybrid securities are typically rated several notches below an issuer’s senior unsecured debt

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

rating. Consequently, in most instances, a BB rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher.

As mentioned previously, we seek to minimize the impact of higher rates on the market value of the Fund’s portfolio by establishing a position in less interest rate sensitive structures. We also feel that rising interest rates are frequently the result of an improving macro-economic landscape, and one where the domestic economic recovery has likely gained meaningful traction. In this type of environment risk premiums should shrink, reflecting the lower risk profile of the overall market and, as a result, credit spreads should also narrow. We believe therefore, that credit spread compression in the preferred security asset class should help mitigate the impact of rising interest rates.

Several factors negatively impacted relative performance including an overweight to the $1,000 par side of the market, an overweight to fixed-to-floating rate coupon structures, an overweight to USD denominated securities issued by non-U.S. domiciled issuers, an overweight to insurance company-issued preferred securities and an underweight to real estate investment trust (REIT) preferred securities. Modestly offsetting some of these factors was a relative overweight to the financial services sectors and corresponding underweights to the industrial and utility sectors.

With the $1,000 par dominated Barclays USD Capital Securities Index posting a 3.3% return during the reporting period and the $25 par dominated BofA/Merrill Lynch Preferred Securities Fixed Rate Index posting a 7.3% return, the Fund’s meaningful overweight to $1,000 par structures detracted from its relative performance. Our overweight in the $1,000 par side of the market was heavily concentrated in fixed-to-floating rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. Given our outlook for gradually rising interest rates, the fixed-to-floating rate structures were a better match than traditional fixed rate coupon securities. However, during the reporting period interest rates actually decreased and the yield curve modestly flattened. On a relative basis then, the directional move in interest rates and reshaping of the curve worked against the overweight to fixed-to-floating rate security structures. We also feel that during the reporting period, investors became increasing complacent regarding interest rate risk. Couple investors’ complacency with interest rate risk and a continued low interest rate environment, investor demand for longer duration traditional fixed rate coupon increased as they stretched for income during the reporting period.

Given the disproportionate non-U.S. headline risk during the reporting period from areas like the Ukraine and Greece, the Fund’s relative overweight to non-U.S. domiciled issuers weighed slightly on relative performance as non-U.S. credits tended to underperform their U.S. counterparts.

Also detracting from performance was the Fund’s overweight to insurance company-issued preferreds. Despite continued positive fundamentals across the insurance sector, coupled with negligible new issue supply, the space underperformed as investors felt less confident that issuers would redeem securities with low back-end floating rate coupon spreads. While the Fund held only a few of these structures, they did weigh somewhat on relative performance.

Finally, the REIT preferred sector posted strong relative performance during the reporting period as demand from real estate-related strategies continued to attract meaningful investor flows. As a result, the Fund’s underweight to the sector detracted marginally from relative performance.

Offsetting some of these detractors was the Fund’s overweight to the financial services sector and underweight to the industrial and utility sectors. With bank balance sheets flush with capital from recently introduced bank capital regulation and an insurance sector that has avoided meaningful catastrophic events, these sectors outperformed their industrial and utility counterparts.

Nuveen Flexible Investment Income Fund (JPW)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year and since inception periods ended July 31, 2015. For the twelve-month reporting period

12	Nuveen Investments

ended July 31, 2015, the Fund’s common shares at net asset value (NAV) outperformed the Barclays U.S. Aggregate Bond Index. Announced during the last reporting period, the Fund used the BofA/Merrill Lynch Preferred Securities Fixed Rate Index as its primary benchmark. Presently, the Barclays U.S. Aggregate Bond Index is the Fund’s primary benchmark because it better reflects how the Fund is being managed. The BofA/Merrill Lynch Preferred Securities Fixed Rate Index remains a secondary benchmark for the Fund.

JPW invests at least 80% of its managed assets in income producing preferred, debt and equity securities issued by companies located anywhere in the world. Up to 50% of its managed assets may be in securities issued by non-U.S. companies, though all (100%) Fund assets will be in U.S. dollar-denominated securities. Up to 40% of its managed assets may consist of equity securities, not including preferred securities. Up to 75% of investments in debt and preferred securities that are of a type customarily rated by a credit rating agency, may be rated below investment grade, or if unrated, will be judged to be of comparable quality by NWQ. The Fund will invest at least 25% in securities issued by financial services companies.

The Fund’s investment objectives are to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on seeking a sustainable level of income and an overall analysis for downside risk management.

A sharp decline in oil prices had a material impact on the capital markets, particularly during the beginning of the reporting period. Credit spreads widened, interest rates declined, energy stocks plummeted and volatility spiked. Crude oil prices began to fall in late June of 2014, as forecasts for global demand weakened and the outlook for global supply remained robust. The Organization of the Petroleum Exporting Countries’ (OPEC) decision at its November meeting to leave its production quota unchanged fueled a downward spiral in oil prices. West Texas Intermediate crude oil (WTI) ended the reporting period at $47.11/barrel, while Brent crude oil ended the reporting period at $52.11/barrel.

The drop in interest rates during the fourth quarter was global in scope as government bonds rallied and yield curves flattened around the world. A variety of factors led to the decline, including European economic woes, expectations for quantitative easing in Europe, slowing economic growth in the emerging markets, and global deflation fears. In the U.S., the decline in energy prices and falling European interest rates contributed to the decline of both intermediate- and long-term Treasury rates during the first half of the reporting period. The Treasury curve also steepened as rates increased during the second quarter of 2015: the 10 to 30-year treasury yield spread sat at approximately 60 basis points (bps) for most of the first quarter 2015 but increased to 76 bps by the end of the second quarter. Similarly, the 2 to 10-year treasury yield spread increased 34 bps in the second quarter. Interest rate volatility remained elevated from the beginning of the reporting period. We expect volatility to remain elevated as the timing of the Fed’s first interest rate increase continues to be in question and the turmoil in Greece may cause episodic flights to quality.

Despite heightened market volatility, preferred securities performed exceptionally well. The BofA/Merrill Lynch Preferred Securities Fixed Rate Index returned 7.3% for the reporting period. Preferred prices benefited from the market’s demand for long duration and yield. We remain an active participant in both the $25 and $1,000 par preferred markets and intend to take advantage of any dislocations when opportunities arise. While the preferred market was positive for the reporting period, the BofA/Merrill Lynch Preferred Securities Fixed Rate Index turned negative in the second quarter of 2015, returning -1.13%. Despite headline negative returns and increasing duration as rates rise, the preferred market held up comparatively well versus previous periods of rising interest rates, a result driven, we believe, by several positive technical and structural factors. First, the net supply of preferreds was very favorable for the market, particularly in the $25-par space. Second, most of the new issue supply has been in the form of $1,000-par, fixed-to-float (F2F)

Nuveen Investments	13

Portfolio Managers’ Comments (continued)

structures. F2F preferreds pay a fixed rate coupon for five or ten years, then float at a defined spread to LIBOR unless called by the issuer. These preferreds tend to have a lower duration profile compared to fixed-rate preferreds because investors expect most deals to be called at the first call date. We find the F2F preferreds also attract a more diverse group of investors looking to capture greater income and yield outside the traditional institutional and retail preferred buyer base. Finally, preferreds remain historically cheap relative to senior debt on a 5-year and 10-year basis.

Our overweight and stock selection in the real estate and financial sector positively contributed to performance. Our overweight and stock selection in industrials sector holdings detracted from performance.

Several positions contributed to performance including Hannon Armstrong Sustainable Infrastructure Capital Inc., which is a real estate investment trust (REIT) that provides debt and equity financing to the energy efficiency and renewable energy markets. They focus on providing preferred or senior level capital to established sponsors and high credit quality obligors for assets that generate long-term, recurring and predictable cash flows. Hannon has a strong origination pipeline with higher asset yields. The company also forecasted 15-16% growth in 2015/16. We sold this position later in the reporting period. Also contributing to performance was New Residential Investment, another REIT that focuses on opportunistically investing in and actively managing, investments primarily related to residential real estate. During the reporting period, New Residential Investment acquired Home Loan Servicing Solutions (HLSS) which we believe will add to the company’s earnings per share. Lastly, Gilead Sciences Inc. generated a significant total return. The company is best known for its HIV franchise and budding HCV drug (Hepatitis C). We believe its HCV drug will be on the market longer than expected and achieve higher growth rates than anticipated due to strong international growth opportunities. Additionally, the company is expected to generate up to $20 billion in free cash flow per year over the next couple of years. This cash flow will likely be used to acquire a promising pipeline of new drugs to fuel future growth. It also has some interesting drug candidates in its pipeline. Finally, management has a tremendous record of finding the next big opportunity in the pharma marketplace. Gilead’s common stock trades under ten times expected earnings and free cash flow. We sold calls against part of the position.

Continued weakness in oil prices was the primary detractor from the Fund’s performance. The Fund’s energy related holdings lagged, including McDermott International Inc. second lien notes, as well as Key Energy Services Inc. and Linn Co. LLC common stocks. Energy-related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. In response to the plunge in crude prices, as well as rising volatility in the energy space, we moved up the capital structure in our investments of several companies in the energy sector by selling their preferred securities or common stock and buying their respective senior debt with similar yield in an attempt to dampen volatility and improve portfolio quality. We believe the debt issues the Fund holds have a more than sufficient equity and/or dividend cushion and that dividends will be slashed well before the debt is threatened. During the latter part of the reporting period, we eliminated McDermott International, Linn Co. and all our oil and gas MLP bond exposure when we saw the MLP credits were trading at too high a valuation given the current price of oil. In our estimation, they were being valued as if oil prices were sustainable at $80 to $90 a barrel.

During the reporting period, the Fund also wrote covered call options on common stocks to hedge equity exposure. These options had a positive impact on performance.

We have always been cognizant of the risk of an interest rate rise when making investment decisions, therefore, we think the Fund has been positioned to minimize potential rate impact through investments in shorter duration preferred securities such as those with higher coupon or fix-to-float structure as well as increasing exposure to other asset classes through security selection. Higher interest rates would decrease the call risk of bond holdings and conversely lower rates would increase the call risk of bond holdings, all other factors remaining constant. Effective duration would increase as interest rates rise.

14	Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds’ use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds’ use of leverage had a positive impact on performance during this reporting period.

JPC and JPI continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts detracted from overall Fund performance.

As of July 31, 2015, the Funds’ percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPW
Effective Leverage*	28.52%	28.44%	30.34%
Regulatory Leverage*	28.52%	28.44%	30.34%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of July 31, 2015, the Funds’ outstanding bank borrowings are as shown in the accompanying table.

	JPC	JPI	JPW
Bank Borrowings	$404,100,000	$225,000,000	$30,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments	15

Common Share

Information

JPC AND JPI COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding JPC’s and JPI’s distributions is as of July 31, 2015. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	JPC	JPI
August 2014	$0.0633	$0.1580
September	0.0633	0.1580
October	0.0633	0.1580
November	0.0633	0.1580
December	0.0633	0.1580
January	0.0633	0.1595
February	0.0633	0.1595
March	0.0655	0.1595
April	0.0655	0.1595
May	0.0655	0.1595
June	0.0670	0.1625
July 2015	0.0670	0.1625

Ordinary Income Distribution*	$—	$0.0264
Long-Term Capital Gain*	—	—
Short-Term Capital Gain*	—	—

Current Distribution Rate**	8.75%	8.75%
*	Distribution paid in December 2014.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

JPC and JPI seek to pay regular monthly dividends out of their net investment income at a rate that reflects their past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of July 31, 2015, JPC and JPI had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

All monthly dividends paid by JPC and JPI during the current reporting period, were paid from net investment income. If a portion of the Funds’ monthly distributions were sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Funds’ dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Funds as of their most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

16	Nuveen Investments

JPW DISTRIBUTION INFORMATION

The following information regarding JPW’s distributions is as of July 31, 2015, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications.

The Fund has a cash flow-based distribution program. Under this program, the Fund seeks to maintain an attractive and stable regular distribution based on the Fund’s net cash flow received from its portfolio investments. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially treated as gains or return of capital for tax purposes. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, regular distributions throughout the year are likely to be re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital.

The figures in the table below provide the sources (for tax purposes) of the Fund’s distributions as of July 31, 2015. These sources include amounts attributable to realized gains and/or returns of capital. The information shown below is for the distributions paid on common shares for all prior months in the current fiscal year. These amounts should not be used for tax reporting purposes, and the distribution sources may differ for financial reporting than for tax reporting. The final determination of the tax characteristics of all distributions paid in 2015 will be made in early 2016 and reported to you on Form 1099-DIV. More details about the tax characteristics of the Fund’s distributions are available on www.nuveen.com/CEFdistributions.

Data as of 7/31/2015

Fiscal YTD Percentage of Distributions				Fiscal YTD Per Share Amounts
Net Investment Income	Long-Term Capital Gains	Short-Term Capital Gains	Return of Capital	Total Distributions	Net Investment Income	Long-Term Capital Gains	Short-Term Capital Gains	Return of Capital
75.0%	10.2%	14.8%	0.0%	$1.960	$1.470	$0.200	$0.290	$0.00

The following table provides information regarding fund distributions and total return performance over various time periods. This information is intended to help you better understand whether fund returns for the specified time periods were sufficient to meet fund distributions.

Data as of 7/31/2015

		Annualized			Cumulative
Inception Date	Latest Monthly Per Share Distribution	Current Distribution on NAV	1-Year Return on NAV	Since Inception Return on NAV	Calendar YTD Distributions on NAV	Calendar YTD Return on NAV
6/25/2013	$0.1260	8.13%	3.19%	7.64%	4.74%	4.99%

COMMON SHARE REPURCHASES

During August 2015 (subsequent to the close of this reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of July 31, 2015, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	JPC	JPI	JPW
Common shares cumulatively repurchased and retired	2,826,100	0	0
Common shares authorized for repurchase	9,690,000	2,275,000	370,000

Nuveen Investments	17

Common Share Information (continued)

During the current reporting period, the Funds repurchased and retired common shares at a weighted average price per share and a weighted average discount per common share as shown in the accompanying table.

	JPC	JPI	JPW
Common shares repurchased and retired	88,813	0	0
Weighted average price per common share repurchased and retired	$9.27	$0	$0
Weighted average discount per common share repurchased and retired	12.73%	0%	0%

OTHER COMMON SHARE INFORMATION

As of July 31, 2015, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPW
Common share NAV	$10.45	$24.88	$18.59
Common share price	$9.19	$22.28	$16.30
Premium/(Discount) to NAV	(12.06)%	(10.45)%	(12.32)%
12-month average premium/(discount) to NAV	(10.66)%	(8.32)%	(10.05)%

18	Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Preferred Income Opportunities Fund (JPC)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as concentration and foreign securities risk are described in more detail on the Fund’s web page at www.nuveen.com/JPC.

Nuveen Preferred and Income Term Fund (JPI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks, including the Fund’s limited term and concentration risk, see the Fund’s web page at www.nuveen.com/JPI.

Nuveen Flexible Investment Income Fund (JPW)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Prices of equity securities may decline significantly over short or extended periods of time. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as concentration and foreign securities risk, please see the Fund’s web page at www.nuveen.com/JPW.

Nuveen Investments	19

JPC

Nuveen Preferred Income Opportunities Fund

Performance Overview and Holding Summaries as of July 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
JPC at Common Share NAV	5.36%	11.55%	5.00%
JPC at Common Share Price	6.76%	12.24%	5.46%
JPC Blended Index (Comparative Benchmark)	3.04%	8.96%	6.10%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	7.30%	7.33%	3.00%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

20	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	7.2%
$25 Par (or similar) Retail Preferred	64.4%
Convertible Preferred Securities	0.7%
Corporate Bonds	8.2%
$1,000 Par (or similar) Institutional Preferred	58.6%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	(0.5)%
Net Assets Plus Borrowings	139.9%
Borrowings	(39.9)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Citigroup Inc.	3.3%
JPMorgan Chase & Company	2.8%
General Electric Capital Corporation	2.8%
Bank of America Corporation	2.5%
Wells Fargo & Company	2.5%

Portfolio Composition

(% of total investments)1

Banks	28.8%
Insurance	20.6%
Real Estate Investment Trust	12.1%
Capital Markets	10.5%
U.S. Agency	5.4%
Diversified Financial Services	5.3%
Other	16.4%
Repurchase Agreements	0.9%
Total	100%

Credit Quality

(% of total long-term fixed-income investments)

A	5.1%
BBB	42.6%
BB or Lower	34.3%
N/R (not rated)	18.0%
Total	100%

Country Allocation

(% of total investments)1

United States	81.1%
United Kingdom	7.1%
Switzerland	2.9%
France	2.4%
Netherlands	1.7%
Other	4.8%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	21

JPI

Nuveen Preferred and Income Term Fund

Performance Overview and Holding Summaries as of July 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	Since Inception
JPI at Common Share NAV	5.30%	10.24%
JPI at Common Share Price	4.83%	5.25%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	7.30%	5.81%
JPI Blended Benchmark Index	5.91%	6.12%

Since inception returns are from 7/26/12. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

22	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	44.9%
Corporate Bonds	7.1%
$1,000 Par (or similar) Institutional Preferred	86.8%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	0.1%
Net Assets Plus Borrowings	139.7%
Borrowings	(39.7)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Citigroup Inc.	4.0%
Wells Fargo & Company	3.8%
JPMorgan Chase & Company	3.6%
Farm Credit Bank of Texas	3.5%
Bank of America Corporation	3.4%

Portfolio Composition

(% of total investments)1

Banks	36.6%
Insurance	27.4%
Capital Markets	10.0%
U.S. Agency	9.1%
Other	16.3%
Repurchase Agreements	0.6%
Total	100%

Credit Quality

(% of total long-term investments)

A	6.0%
BBB	49.1%
BB or Lower	41.0%
N/R (not rated)	3.9%
Total	100%

1	Excluding investments in derivatives.

Nuveen Investments	23

JPW

Nuveen Flexible Investment Income Fund

Performance Overview and Holding Summaries as of July 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of July 31, 2015

	Average Annual
	1-Year	Since Inception
JPW at Common Share NAV	3.19%	7.64%
JPW at Common Share Price	(0.02)%	(0.11)%
Barclays U.S. Aggregate Bond Index	2.82%	3.68%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	7.30%	8.16%

Since inception returns are from 6/25/13. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

24	Nuveen Investments

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	32.7%
$25 Par (or similar) Retail Preferred	48.2%
Convertible Preferred Securities	2.8%
Corporate Bonds	45.0%
$1,000 Par (or similar) Institutional Preferred	13.0%
Repurchase Agreements	3.8%
Other Assets Less Liabilities	(2.0)%
Net Assets Plus Borrowings	143.5%
Borrowings	(43.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Real Estate Investment Trust	16.1%
Capital Markets	9.3%
Banks	8.7%
Insurance	5.1%
Diversified Telecommunication Services	4.9%
Pharmaceuticals	4.2%
Media	3.8%
Technology Hardware, Storage & Peripherals	3.7%
Food Products	3.6%
Real Estate Management & Development	3.0%
Oil, Gas & Consumable Fuels	2.9%
Machinery	2.7%
Wireless Telecommunication Services	2.7%
Consumer Finance	2.6%
Biotechnology	2.6%
Diversified Financial Services	2.0%
Other	19.5%
Repurchase Agreements	2.6%
Total	100%

Credit Quality

(% of total long-term fixed-income investments)

BBB	14.6%
BB or Lower	52.2%
N/R (not rated)	33.2%
Total	100%

Top Five Issuers

(% of total long-term investments)

Frontier Communications Corporation	3.7%
Gilead Sciences, Inc.	2.7%
CHS Inc.	2.1%
Citigroup Inc.	2.0%
GlaxoSmithKline PLC	2.0%

1	Excluding investments in derivatives.

Nuveen Investments	25

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on March 26, 2015 for JPC, JPI and JPW; at this meeting the shareholders were asked to elect Board Members.

	JPC	JPI	JPW
	Common Shares	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	—	19,026,033	—
Withhold	—	285,817	—
Total	—	19,311,850	—
Jack B. Evans
For	78,976,631	19,023,587	3,142,187
Withhold	4,259,764	288,263	128,920
Total	83,236,395	19,311,850	3,271,107
David J. Kundert
For	—	19,023,668	—
Withhold	—	288,182	—
Total	—	19,311,850	—
John K. Nelson
For	—	19,031,453	—
Withhold	—	280,397	—
Total	—	19,311,850	—
William J. Schneider
For	79,002,026	19,033,183	3,142,187
Withhold	4,234,369	278,667	128,920
Total	83,236,395	19,311,850	3,271,107
Thomas S. Schreier, Jr.
For	79,028,871	19,009,304	3,120,796
Withhold	4,207,524	302,546	150,311
Total	83,236,395	19,311,850	3,271,107
Terence J. Toth
For	—	19,034,578	—
Withhold	—	277,272	—
Total	—	19,311,850	—

26	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Preferred Income Opportunities Fund

Nuveen Preferred and Income Term Fund

Nuveen Flexible Investment Income Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Preferred Income Opportunities Fund, Nuveen Preferred and Income Term Fund and Nuveen Flexible Investment Income Fund (the “Funds”) as of July 31, 2015, and the related statements of operations, changes in net assets and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for the periods presented through July 31, 2014, were audited by other auditors whose reports dated September 25, 2014, expressed unqualified opinions on those statements and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2015, the results of their operations, the changes in their net assets, their cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

September 29, 2015

Nuveen Investments	27

JPC

Nuveen Preferred Income Opportunities Fund
Portfolio of Investments	July 31, 2015

Shares	Description (1)			Value

	LONG-TERM INVESTMENTS – 139.1% (99.1% of Total Investments)

	COMMON STOCKS – 7.2% (5.1% of Total Investments)

	Air Freight & Logistics – 0.5%

53,300	United Parcel Service, Inc., Class B			$5,455,788

	Automobiles – 0.4%

289,200	Ford Motor Company, (2)			4,288,836

	Biotechnology – 0.9%

76,400	Gilead Sciences, Inc., (2)			9,004,504

	Capital Markets – 0.8%

220,435	Ares Capital Corporation, (3)			3,546,799
239,300	Hercules Technology Growth Capital, Inc., (3)			2,675,374
122,832	TPG Specialty Lending, Inc.			2,186,410
	Total Capital Markets			8,408,583

	Insurance – 0.4%

105,800	Unum Group			3,791,872

	Machinery – 0.3%

40,800	Caterpillar Inc., (2)			3,208,104

	Media – 0.2%

112,000	National CineMedia, Inc.			1,736,000

	Oil, Gas & Consumable Fuels – 0.4%

43,500	Phillips 66, (2)			3,458,250

	Pharmaceuticals – 1.1%

125,200	AstraZeneca PLC, Sponsored ADR			4,230,508
148,800	GlaxoSmithKline PLC			6,463,872
	Total Pharmaceuticals			10,694,380

	Real Estate Investment Trust – 1.0%

265,200	National Storage Affiliates Trust			3,137,316
269,562	New Residential Investment, (3)			4,229,428
194,575	Northstar Realty Finance Corporation, (3)			3,113,200
	Total Real Estate Investment Trust			10,479,944

	Technology Hardware, Storage & Peripherals – 1.0%

162,100	NetApp, Inc.			5,049,415
96,800	Seagate Technology, (2)			4,898,080
	Total Technology Hardware, Storage & Peripherals			9,947,495

	Tobacco – 0.2%

77,463	Vector Group Ltd.			1,961,363
	Total Common Stocks (cost $72,471,508)			72,435,119

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 64.4% (45.9% of Total Investments)

	Banks – 12.3%

15,202	Boston Private Financial Holdings Inc.	6.950%	N/R	$390,843

28	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (4)	Value

	Banks (continued)

150,393	Citigroup Inc.	8.125%	BB+	$4,456,145
559,998	Citigroup Inc.	7.125%	BB+	15,651,944
270,369	Citigroup Inc.	6.875%	BB+	7,413,518
200,575	City National Corporation	6.750%	Baa2	5,806,646
288,251	Countrywide Capital Trust III	7.000%	BBB–	7,367,696
131,060	Cowen Group, Inc.	8.250%	N/R	3,512,408
152,203	Fifth Third Bancorp., (3)	6.625%	Baa3	4,272,338
117,760	First Naigara Finance Group	8.625%	BB–	3,208,960
39,731	First Republic Bank of San Francisco	6.200%	BBB–	1,039,760
123,900	FNB Corporation	7.250%	Ba2	3,554,691
138,932	HSBC Holdings PLC	8.000%	Baa1	3,617,789
46,421	PNC Financial Services	6.125%	Baa2	1,278,898
260,212	Private Bancorp Incorporated	7.125%	N/R	6,877,403
304,458	RBS Capital Trust	6.080%	BB–	7,593,183
79,430	Regions Financial Corporation	6.375%	BB	2,038,174
469,575	Regions Financial Corporation	6.375%	BB	12,392,084
133,300	TCF Financial Corporation	7.500%	BB–	3,584,437
132,100	Texas Capital Bancshares Inc.	6.500%	Ba2	3,314,389
149,800	U.S. Bancorp.	6.500%	A3	4,294,766
216,373	Webster Financial Corporation	6.400%	Baa3	5,495,874
170,400	Wells Fargo & Company	6.625%	BBB	4,737,120
107,000	Wells Fargo REIT	6.375%	BBB+	2,805,540
187,983	Zions Bancorporation	7.900%	BB–	5,214,648
196,000	Zions Bancorporation	6.300%	BB–	5,158,720
	Total Banks			125,077,974

	Capital Markets – 8.8%

130,200	Apollo Investment Corporation	6.875%	BBB	3,351,348
112,775	Apollo Investment Corporation	6.625%	BBB	2,854,335
1,837	Arlington Asset Investment Corporation	6.625%	N/R	45,007
188,895	Capitala Finance Corporation	7.125%	N/R	4,890,492
133,500	Charles Schwab Corporation, (WI/DD)	6.000%	BBB	3,356,190
150,400	Fifth Street Finance Corporation	6.125%	BBB–	3,760,000
60,700	Gladstone Capital Corporation	6.750%	N/R	1,552,099
49,642	Gladstone Investment Corporation	7.125%	N/R	1,298,635
21,700	Goldman Sachs Group Inc.	6.375%	Ba1	576,786
179,600	Goldman Sachs Group, Inc.	5.500%	Ba1	4,461,264
121,700	Hercules Technology Growth Capital, Inc.	7.000%	N/R	3,087,529
56,512	Hercules Technology Growth Capital, Inc.	7.000%	N/R	1,424,102
163,458	Hercules Technology Growth Capital, Inc.	6.250%	N/R	4,124,045
37,355	JMP Group Inc.	7.250%	N/R	960,771
284,951	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	7,052,537
34,375	Medley Capital Corporation	6.125%	N/R	858,688
827,700	Morgan Stanley	7.125%	Ba1	23,159,045
231,700	Morgan Stanley	6.875%	Ba1	6,295,289
142,869	MVC Capital Incorporated	7.250%	N/R	3,548,866
261,622	Solar Capital Limited	6.750%	BBB–	6,543,166
72,375	THL Credit Inc.	6.750%	N/R	1,853,524
160,678	Triangle Capital Corporation	6.375%	N/R	4,081,221
	Total Capital Markets			89,134,939

	Consumer Finance – 1.3%

48,000	Capital One Financial Corporation	6.700%	Baa3	1,295,520
272,000	Discover Financial Services	6.500%	BB–	7,167,200
90,659	SLM Corporation, Series A	6.970%	B1	4,366,137
	Total Consumer Finance			12,828,857

	Diversified Financial Services – 2.4%

72,291	KCAP Financial Inc.	7.375%	N/R	1,826,794
30,291	KKR Financial Holdings LLC	7.500%	A–	825,733
325,399	KKR Financial Holdings LLC	7.375%	BBB	8,600,296
167,367	Main Street Capital Corporation	6.125%	N/R	4,226,017
113,370	Oxford Lane Capital Corporation	8.125%	N/R	2,858,058

Nuveen Investments	29

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Coupon	Ratings (4)	Value

	Diversified Financial Services (continued)

121,250	Oxford Lane Capital Corporation	7.500%	N/R	$2,926,975
125,300	PennantPark Investment Corporation	6.250%	BBB–	3,136,259
	Total Diversified Financial Services			24,400,132

	Diversified Telecommunication Services – 1.0%

50,000	Qwest Corporation	6.125%	BBB–	1,257,500
128,265	Qwest Corporation	7.000%	BBB–	3,347,717
137,015	Qwest Corporation	6.875%	BBB–	3,577,462
57,500	Verizon Communications Inc.	5.900%	A–	1,498,450
	Total Diversified Telecommunication Services			9,681,129

	Electric Utilities – 0.3%

136,900	Entergy Arkansas Inc., (5)	6.450%	BB+	3,456,725

	Food Products – 2.9%

249,300	CHS Inc.	7.875%	N/R	7,085,106
410,600	CHS Inc., (3)	7.100%	N/R	11,176,531
444,804	CHS Inc.	6.750%	N/R	11,667,209
	Total Food Products			29,928,846

	Insurance – 10.8%

54,045	Aegon N.V.	8.000%	Baa1	1,502,451
466,119	Arch Capital Group Limited	6.750%	BBB	12,361,476
302,283	Argo Group US Inc.	6.500%	BBB–	7,714,262
55,200	Aspen Insurance Holdings Limited	7.401%	BBB–	1,452,312
56,086	Aspen Insurance Holdings Limited	7.250%	BBB–	1,463,845
393,800	Aspen Insurance Holdings Limited	5.950%	BBB–	10,081,279
424,634	Axis Capital Holdings Limited	6.875%	BBB	11,316,496
38,000	Delphi Financial Group, Inc., (5)	7.376%	BBB–	939,314
223,900	Endurance Specialty Holdings Limited	7.500%	BBB–	5,888,570
42,470	Hanover Insurance Group	6.350%	BB+	1,078,313
138,124	Hartford Financial Services Group Inc.	7.875%	BBB–	4,308,088
484,200	Kemper Corporation	7.375%	Ba1	12,976,559
298,139	Maiden Holdings Limited	8.250%	BB	7,885,777
233,932	Maiden Holdings NA Limited	8.000%	BBB–	6,269,378
291,133	Maiden Holdings NA Limited	7.750%	BBB–	7,822,743
78,425	National General Holding Company	7.500%	N/R	1,995,916
199,150	National General Holding Company	7.500%	N/R	5,016,589
319,672	Reinsurance Group of America Inc.	6.200%	BBB	9,046,718
	Total Insurance			109,120,086

	Oil, Gas & Consumable Fuels – 1.2%

308,741	Nustar Logistics Limited Partnership	7.625%	Ba2	8,271,171
93,775	Scorpio Tankers Inc.	7.500%	N/R	2,372,508
76,005	Scorpio Tankers Inc.	6.750%	N/R	1,790,678
	Total Oil, Gas & Consumable Fuels			12,434,357

	Real Estate Investment Trust – 14.0%

192,200	AG Mortgage Investment Trust	8.000%	N/R	4,730,042
19,897	Apartment Investment & Management Company	7.000%	BB	513,542
57,165	Apartment Investment & Management Company	6.875%	BB	1,542,883
149,500	Apollo Commercial Real Estate Finance	8.625%	N/R	3,910,920
249,100	Apollo Residential Mortgage Inc.	8.000%	N/R	5,965,945
9,465	Arbor Realty Trust Incorporated	8.250%	N/R	240,979
138,500	Arbor Realty Trust Incorporated	7.375%	N/R	3,408,485
133,192	Ashford Hospitality Trust Inc.	9.000%	N/R	3,502,950
37,399	Ashford Hospitality Trust Inc.	8.450%	N/R	966,016
139,015	Capstead Mortgage Corporation	7.500%	N/R	3,442,011
186,579	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,765,228
208,314	Chesapeake Lodging Trust	7.750%	N/R	5,530,737
124,150	Colony Financial Inc.	7.125%	N/R	2,928,699
23,967	Colony Financial Inc.	8.500%	N/R	628,654

30	Nuveen Investments

Shares	Description (1)	Coupon		Ratings (4)	Value

	Real Estate Investment Trust (continued)

102,520	Colony Financial Inc.	7.500%		N/R	$2,579,403
50,000	Coresite Realty Corporation	7.250%		N/R	1,301,000
79,124	CYS Investments Inc.	7.750%		N/R	1,855,458
270,925	DDR Corporation	6.500%		Baa3	7,000,702
180,964	Digital Realty Trust Inc., (3)	7.375%		Baa3	4,909,553
23,180	Digital Realty Trust Inc.	7.000%		Baa3	600,362
214,845	Dupont Fabros Technology	7.875%		Ba2	5,463,294
245,332	First Potomac Realty Trust	7.750%		N/R	6,295,219
35,393	Hatteras Financial Corporation	7.625%		N/R	822,887
70,782	Hospitality Properties Trust	7.125%		Baa3	1,854,488
178,285	Inland Real Estate Corporation	8.125%		N/R	4,630,061
22,200	Inland Real Estate Corporation	6.950%		N/R	550,782
91,910	Invesco Mortgage Capital Inc.	7.750%		N/R	2,269,258
123,064	Invesco Mortgage Capital Inc.	7.750%		N/R	2,942,460
19,850	Kite Realty Group Trust	8.250%		N/R	510,939
177,649	MFA Financial Inc.	8.000%		N/R	4,537,155
11,619	MFA Financial Inc.	7.500%		N/R	290,707
182,859	Northstar Realty Finance Corporation	8.875%		N/R	4,750,677
51,926	Northstar Realty Finance Corporation	8.750%		N/R	1,345,922
242,106	Northstar Realty Finance Corporation	8.250%		N/R	6,088,966
72,400	Penn Real Estate Investment Trust	7.375%		N/R	1,914,256
200,000	Penn Real Estate Investment Trust	8.250%		N/R	5,312,000
59,960	PS Business Parks, Inc.	6.450%		Baa2	1,569,753
83,773	Rait Financial Trust	7.750%		N/R	1,840,493
137,718	Rait Financial Trust	7.625%		N/R	3,128,953
85,253	Rait Financial Trust	7.125%		N/R	2,095,519
149,039	Regency Centers Corporation	6.625%		Baa2	3,867,562
160,797	Resource Capital Corporation	8.625%		N/R	3,391,209
232,416	Senior Housing Properties Trust	5.625%		BBB–	5,508,259
7,474	Summit Hotel Properties Inc.	7.875%		N/R	203,069
149,300	Urstadt Biddle Properties	7.125%		N/R	3,868,363
243,595	VEREIT, Inc.	6.700%		N/R	5,980,257
	Total Real Estate Investment Trust				141,356,077

	Real Estate Management & Development – 0.3%

110,000	Kennedy-Wilson Inc.	7.750%		BB–	2,847,900

	Specialty Retail – 0.7%

260,674	TravelCenters of America LLC	8.000%		N/R	6,894,827

	Thrifts & Mortgage Finance – 0.1%

52,102	Everbank Financial Corporation	6.750%		N/R	1,320,265

	U.S. Agency – 7.4%

128,500	AgriBank FCB, (5)	6.875%		BBB+	13,492,500
172,975	Cobank Agricultural Credit Bank, 144A, (5)	6.250%		BBB+	18,075,888
48,055	Cobank Agricultural Credit Bank, (5)	6.200%		BBB+	4,847,548
38,725	Cobank Agricultural Credit Bank, (5)	6.125%		BBB+	3,630,469
260,300	Farm Credit Bank of Texas, 144A, (5)	6.750%		Baa1	27,128,154
160,700	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,242,480
143,400	Federal Agricultural Mortgage Corporation	6.000%		N/R	3,692,550
	Total U.S. Agency				75,109,589

	Wireless Telecommunication Services – 0.9%

350,096	United States Cellular Corporation	7.250%		Ba1	9,053,483
	Total $25 Par (or similar) Retail Preferred (cost $624,891,116)				652,645,186

Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.7% (0.5% of Total Investments)

	Diversified Telecommunication Services – 0.7%

67,400	Frontier Communications Corporation	11.125%	6/29/18	N/R	$6,588,350
	Total Convertible Preferred Securities (cost $6,812,589)				6,588,350

Nuveen Investments	31

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 8.2% (5.9% of Total Investments)

	Banks – 3.0%

$6,000	Bank of America Corporation	6.250%	3/05/65	BB+	$6,005,579
3,900	Citigroup Inc.	5.875%	12/29/49	BB+	3,924,375
5,020	Citigroup Inc., (3)	5.950%	12/31/49	BB+	4,894,500
5,040	Credit Agricole, SA, 144A	6.625%	12/23/64	BB+	5,021,100
2,910	ING Groep N.V.	6.500%	10/16/65	Ba1	2,855,438
4,460	JPMorgan Chase & Company	5.300%	11/01/65	BBB–	4,443,944
3,550	Standard Chartered PLC, 144A	6.500%	10/02/65	BBB	3,591,897
30,880	Total Banks				30,736,833

	Beverages – 0.5%

1,250	Cott Beverages Inc., 144A	6.750%	1/01/20	B–	1,301,563
3,450	Cott Beverages Inc.	5.375%	7/01/22	B–	3,372,375
4,700	Total Beverages				4,673,938

	Capital Markets – 0.7%

2,200	BGC Partners Inc.	5.375%	12/09/19	BBB–	2,305,600
4,500	Goldman Sachs Group Inc.	5.375%	11/10/65	Ba1	4,472,999
6,700	Total Capital Markets				6,778,599

	Commercial Services & Supplies – 0.4%

3,320	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	3,394,700
1,155	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	1,192,538
4,475	Total Commercial Services & Supplies				4,587,238

	Diversified Consumer Services – 0.2%

1,885	Gibson Brands Inc., 144A	8.875%	8/01/18	B–	1,852,013

	Food Products – 0.1%

1,010	Land O’ Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	1,080,700

	Health Care Providers & Services – 0.3%

3,040	Kindred Healthcare Inc., (3)	6.375%	4/15/22	B2	3,112,200

	Independent Power & Renewable Electricity Producers – 0.3%

2,675	Abengoa Yield PLC, 144A	7.000%	11/15/19	BB+	2,675,000

	Insurance – 0.2%

1,835	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	2,255,164

	Marine – 0.5%

6,050	Teekay Offshore Partners LP	6.000%	7/30/19	N/R	5,202,999

	Media – 0.2%

1,925	Altice SA, 144A	7.625%	2/15/25	B	1,886,500

	Oil, Gas & Consumable Fuels – 0.3%

3,625	Seadrill Limited, 144A	6.125%	9/15/17	N/R	3,117,500

	Real Estate Investment Trust – 0.5%

3,525	Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	3,366,375
1,640	Select Income REIT	4.500%	2/01/25	Baa2	1,599,384
5,165	Total Real Estate Investment Trust				4,965,759

	Real Estate Management & Development – 0.5%

4,100	Forestar USA Real Estate Group Inc., 144A, (3)	8.500%	6/01/22	B+	4,295,160
850	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	842,563
4,950	Total Real Estate Management & Development				5,137,723

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services – 0.5%

$1,675	Frontier Communications Corporation	7.625%	4/15/24	BB	$1,524,250
4,525	Frontier Communications Corporation	6.875%	1/15/25	BB	3,851,906
6,200	Total Wireless Telecommunication Services				5,376,156
$85,115	Total Corporate Bonds (cost $84,765,809)				83,438,322

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 58.6% (41.7% of Total Investments)

	Banks – 25.0%

1,025	Bank of America Corporation	8.125%	N/A (6)	BB+	$1,095,469
6,490	Bank of America Corporation	8.000%	N/A (6)	BB+	6,866,420
17,045	Bank of America Corporation	6.500%	N/A (6)	BB+	17,598,963
4,200	Bank of America Corporation	6.100%	N/A (6)	BB+	4,181,100
3,575	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	4,722,389
8,930	Barclays PLC	8.250%	N/A (6)	BB+	9,559,270
1,000	Citigroup Inc.	8.400%	N/A (6)	BB+	1,136,250
9,550	Citigroup Inc., (3)	5.800%	N/A (6)	BB+	9,604,913
7,214	Citizens Financial Group Inc., 144A	5.500%	N/A (6)	BB+	7,079,459
3,960	Commerzbank AG, 144A	8.125%	9/19/23	BB+	4,619,578
3,680	Credit Agricole SA, 144A	7.875%	N/A (6)	BB+	3,818,077
6,635	General Electric Capital Corporation	6.250%	N/A (6)	A+	7,204,283
27,455	General Electric Capital Corporation, (2)	7.125%	N/A (6)	A+	31,744,843
1,000	HSBC Bank PLC	0.688%	N/A (6)	A3	627,500
500	HSBC Bank PLC	0.600%	N/A (6)	A3	316,000
4,204	HSBC Capital Funding LP, 144A	10.176%	N/A (6)	Baa1	6,316,510
3,745	HSBC Holdings PLC	6.375%	N/A (6)	BBB	3,768,406
2,250	HSBC Holdings PLC	6.375%	N/A (6)	BBB	2,260,125
17,810	JPMorgan Chase & Company	6.750%	N/A (6)	BBB–	18,867,468
125	JPMorgan Chase & Company	6.100%	N/A (6)	BBB–	125,469
15,532	JPMorgan Chase & Company	7.900%	N/A (6)	BBB–	16,386,260
16,700	Lloyd’s Banking Group PLC	7.500%	N/A (6)	BB+	17,409,749
1,960	M&T Bank Corporation	6.450%	N/A (6)	Baa2	2,097,200
4,000	Nordea Bank AB, 144A	6.125%	N/A (6)	BBB	3,980,000
8,445	PNC Financial Services Inc.	6.750%	N/A (6)	Baa2	9,373,950
4,883	Royal Bank of Scotland Group PLC	7.648%	N/A (6)	BB	6,152,580
13,906	Societe Generale, 144A	7.875%	N/A (6)	BB+	14,121,542
4,995	SunTrust Bank Inc.	5.625%	N/A (6)	Baa3	5,019,975
15,481	Wells Fargo & Company, (3)	7.980%	N/A (6)	BBB	16,777,534
13,250	Wells Fargo & Company	5.875%	N/A (6)	BBB	13,564,688
6,765	Zions Bancorporation	7.200%	N/A (6)	BB–	7,187,813
	Total Banks				253,583,783

	Capital Markets – 4.5%

3,270	Bank of New York Mellon Corporation	4.950%	N/A (6)	Baa1	3,253,650
20,205	Credit Suisse Group AG, 144A	7.500%	N/A (6)	BB+	21,518,324
4,765	Deutsche Bank AG	7.500%	N/A (6)	BB+	4,788,825
3,520	Goldman Sachs Group Inc.	5.700%	N/A (6)	Ba1	3,554,074
4,610	Morgan Stanley	5.550%	N/A (6)	Ba1	4,586,950
1,975	State Street Corporation	5.250%	N/A (6)	Baa1	1,995,145
5,375	UBS Group AG, Reg S	7.125%	N/A (6)	BB+	5,622,250
	Total Capital Markets				45,319,218

	Consumer Finance – 2.5%

3,841	Ally Financial Inc., 144A	7.000%	N/A (6)	B	3,900,176
5,580	American Express Company	5.200%	N/A (6)	Baa2	5,580,000
1,900	American Express Company	4.900%	N/A (6)	Baa2	1,859,150
14,180	Capital One Financial Corporation	5.550%	N/A (6)	Baa3	14,197,015
	Total Consumer Finance				25,536,341

Nuveen Investments	33

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Financial Services – 5.1%

16,400	Agstar Financial Services Inc., 144A	6.750%	N/A (6)	BB	$17,127,750
2,040	Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (6)	Ba3	2,040,000
5,670	BNP Paribas, 144A	7.195%	N/A (6)	BBB	6,683,513
4,250	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (6)	A+	4,269,125
15,523	Rabobank Nederland, 144A	11.000%	N/A (6)	Baa2	19,486,021
1,530	Voya Financial Inc.	5.650%	5/15/53	Baa3	1,563,048
	Total Diversified Financial Services				51,169,457

	Food Products – 2.1%

20,310	Land O’ Lakes Incorporated, 144A	8.000%	N/A (6)	BB	20,893,913

	Insurance – 17.6%

2,650	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (6)	N/R	2,889,846
7,365	Aviva PLC, Reg S	8.250%	N/A (6)	BBB	8,102,200
905	AXA SA	8.600%	12/15/30	A3	1,214,963
15,924	Catlin Insurance Company Limited, 144A	7.249%	N/A (6)	BBB+	14,809,320
2,460	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (6)	A	2,780,041
2,300	CNP Assurances, Reg S	7.500%	N/A (6)	BBB+	2,529,200
29,045	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	21,638,524
1,755	Friends Life Holdings PLC, Reg S	7.875%	N/A (6)	BBB+	1,948,587
2,760	Glen Meadows Pass-Through Trust, 144A	6.505%	2/12/67	BBB–	2,559,900
1,183	La Mondiale SAM, Reg S	7.625%	N/A (6)	BBB–	1,296,864
6,590	Liberty Mutual Group, 144A, (3)	7.800%	3/15/37	Baa3	7,809,150
1,750	Lincoln National Corporation	6.050%	4/20/67	BBB	1,575,000
9,335	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	11,668,750
5,285	MetLife Capital Trust X, 144A, (3)	9.250%	4/08/38	BBB	7,397,943
3,425	MetLife Inc.	5.250%	N/A (6)	Baa2	3,416,438
13,770	National Financial Services Inc.	6.750%	5/15/37	Baa2	14,444,730
1,150	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,276,842
6,855	Provident Financing Trust I, (3)	7.405%	3/15/38	Baa3	7,951,800
3,315	Prudential Financial Inc.	5.875%	9/15/42	BBB+	3,505,613
13,535	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	14,922,338
2,340	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,457,047
14,680	Sirius International Grp, 144A	7.506%	N/A (6)	BB+	15,010,300
5,644	Swiss Re Capital I, 144A	6.854%	N/A (6)	A	5,790,744
18,168	Symetra Financial Corporation, 144A, (3)	8.300%	10/15/37	BBB–	18,531,360
2,600	ZFS Finance USA Trust II, 144A	6.450%	12/15/65	A	2,658,630
	Total Insurance				178,186,130

	Machinery – 0.1%

1,020	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,092,675

	Real Estate Investment Trust – 1.5%

11,705	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (6)	Ba1	15,450,600

	U.S. Agency – 0.2%

1,700	Farm Credit Bank of Texas, 144A	10.000%	N/A (6)	Baa1	2,125,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $566,968,259)				593,357,117
	Total Long-Term Investments (cost $1,355,909,281)				1,408,464,094

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.3% (0.9% of Total Investments)

	REPURCHASE AGREEMENTS – 1.3% (0.9% of Total Investments)

$12,993	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $12,992,933, collateralized by $11,465,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $13,256,406	0.000%	8/03/15	$12,992,933
	Total Short-Term Investments (cost $12,992,933)			12,992,933
	Total Investments (cost $1,368,902,214) – 140.4%			1,421,457,027
	Borrowings – (39.9)% (7), (8)			(404,100,000)
	Other Assets Less Liabilities – (0.5)% (9)			(4,591,113)
	Net Assets Applicable to Common Shares – 100%			$1,012,765,914

Investments in Derivatives as of July 31, 2015

Call Options Written outstanding:

Number of Contracts	Description	Type	Notional Amount (10)	Expiration Date	Strike Price	Value
(408)	Caterpillar Inc.	Exchange-Traded	$(3,366,000)	10/16/15	$82.5	$(57,120)
(2,892)	Ford Motor Company	Exchange-Traded	(4,627,200)	9/18/15	16.0	(26,028)
(153)	Gilead Sciences, Inc.	Exchange-Traded	(1,836,000)	8/21/15	120.0	(24,480)
(435)	Phillips 66	Exchange-Traded	(3,588,750)	9/18/15	82.5	(60,900)
(331)	Seagate Technology	Exchange-Traded	(1,820,500)	9/18/15	55.0	(15,723)
(4,219)	Total Call Options Written (premiums received $226,569)		$(15,238,450)			$(184,251)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$114,296,000	Receive	1-Month USD-LIBOR-ICE	1.462%	Monthly	12/01/15	12/01/20	$(1,242,887)
JPMorgan	114,296,000	Receive	1-Month USD-LIBOR-ICE	1.842	Monthly	12/01/15	12/01/22	(1,691,991)
	$228,592,000							$(2,934,878)

Nuveen Investments	35

JPC	Nuveen Preferred Income Opportunities Fund
	Portfolio of Investments (continued)	July 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments hypothecated as of the end of the reporting period was $70,120,488.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	Perpetual security. Maturity date is not applicable.

(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $874,909,796 have been pledged as collateral for borrowings.

(8)	Borrowings as a percentage of Total Investments is 28.4%.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(10)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(11)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

36	Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund
Portfolio of Investments	July 31, 2015

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 138.8% (99.4% of Total Investments)

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 44.9% (32.1% of Total Investments)

	Banks – 10.9%

490,166	Citigroup Inc.	7.125%	BB+	$13,700,140
281,769	Citigroup Inc.	6.875%	BB+	7,726,106
80,500	City National Corporation	6.750%	Baa2	2,330,475
15,100	Countrywide Capital Trust III	7.000%	BBB–	385,956
121,300	Fifth Third Bancorp.	6.625%	Baa3	3,404,891
38,600	PNC Financial Services	6.125%	Baa2	1,063,430
124,753	Private Bancorp Incorporated	7.125%	N/R	3,297,222
87,100	Regions Financial Corporation	6.375%	BB	2,234,986
356,800	Regions Financial Corporation	6.375%	BB	9,415,952
141,800	Texas Capital Bancshares Inc.	6.500%	Ba2	3,557,762
38,800	U.S. Bancorp.	6.500%	A3	1,112,396
182,100	Wells Fargo & Company	6.625%	BBB	5,062,380
114,600	Wells Fargo REIT	6.375%	BBB+	3,004,812
210,100	Zions Bancorporation	6.300%	BB–	5,529,832
	Total Banks			61,826,340

	Capital Markets – 5.2%

23,700	Goldman Sachs Group Inc.	6.375%	Ba1	629,946
197,100	Goldman Sachs Group, Inc.	5.500%	Ba1	4,895,964
645,200	Morgan Stanley, (3)	7.125%	Ba1	18,052,696
215,800	Morgan Stanley	6.875%	Ba1	5,863,286
	Total Capital Markets			29,441,892

	Consumer Finance – 0.9%

51,300	Capital One Financial Corporation	6.700%	Baa3	1,384,587
149,800	Discover Financial Services	6.500%	BB–	3,947,230
	Total Consumer Finance			5,331,817

	Diversified Financial Services – 0.4%

76,800	KKR Financial Holdings LLC	7.375%	BBB	2,029,824

	Diversified Telecommunication Services – 0.3%

62,000	Verizon Communications Inc.	5.900%	A–	1,615,720

	Electric Utilities – 0.4%

81,000	Entergy Arkansas Inc., (4)	6.450%	BB+	2,045,250

	Food Products – 2.8%

267,600	CHS Inc.	7.875%	N/R	7,605,192
161,100	CHS Inc.	7.100%	N/R	4,385,142
141,800	CHS Inc.	6.750%	N/R	3,719,414
	Total Food Products			15,709,748

	Insurance – 10.5%

15,000	Aegon N.V.	8.000%	Baa1	417,000
168,500	Arch Capital Group Limited	6.750%	BBB	4,468,620
59,200	Aspen Insurance Holdings Limited	7.250%	BBB–	1,545,120
432,500	Aspen Insurance Holdings Limited	5.950%	BBB–	11,072,000
177,623	Axis Capital Holdings Limited	6.875%	BBB–	4,733,653
40,800	Delphi Financial Group, Inc., (4)	7.376%	BBB–	1,008,527
174,000	Endurance Specialty Holdings Limited	7.500%	BBB–	4,576,200
147,600	Hartford Financial Services Group Inc.	7.875%	BBB–	4,603,644
306,800	Kemper Corporation	7.375%	Ba1	8,222,240
323,546	Maiden Holdings Limited	8.250%	BB	8,557,792

Nuveen Investments	37

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Coupon		Ratings (2)	Value

	Insurance (continued)

163,333	Maiden Holdings Limited	7.750%		BBB–	$4,388,758
205,000	Reinsurance Group of America Inc.	6.200%		BBB	5,801,500
	Total Insurance				59,395,054

	Oil, Gas & Consumable Fuels – 1.0%

219,800	Nustar Logistics Limited Partnership	7.625%		Ba2	5,888,442

	U.S. Agency – 12.5%

143,400	AgriBank FCB, (4)	6.875%		BBB+	15,057,000
163,800	Cobank Agricultural Credit Bank, 144A, (4)	6.250%		BBB+	17,117,099
37,800	Cobank Agricultural Credit Bank, (4)	6.200%		BBB+	3,813,075
255,100	Farm Credit Bank of Texas, 144A, (4)	6.750%		Baa1	26,586,216
172,400	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,551,360
146,600	Federal Agricultural Mortgage Corporation	6.000%		N/R	3,774,950
	Total U.S. Agency				70,899,700
	Total $25 Par (or similar) Retail Preferred (cost $242,540,751)				254,183,787

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 7.1% (5.1% of Total Investments)

	Banks – 4.6%

$8,975	Bank of America Corporation	6.250%	3/05/65	BB+	$8,983,346
5,420	Credit Agricole, SA, 144A	6.625%	12/23/64	BB+	5,399,675
3,105	ING Groep N.V.	6.500%	10/16/65	Ba1	3,046,781
4,760	JPMorgan Chase & Company	5.300%	11/01/65	BBB–	4,742,864
3,790	Standard Chartered PLC, 144A	6.500%	10/02/65	BBB	3,834,730
26,050	Total Banks				26,007,396

	Capital Markets – 0.7%

3,740	Goldman Sachs Group Inc.	5.375%	11/10/65	Ba1	3,717,560

	Food Products – 0.2%

1,090	Land O’ Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	1,166,300

	Insurance – 1.6%

4,430	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	6,766,276
1,965	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	2,414,930
6,395	Total Insurance				9,181,206
$37,275	Total Corporate Bonds (cost $39,013,942)				40,072,462

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 86.8% (62.2% of Total Investments)

	Banks – 35.6%

1,105	Bank of America Corporation	8.125%	N/A (5)	BB+	$1,180,969
6,980	Bank of America Corporation	8.000%	N/A (5)	BB+	7,384,840
8,915	Bank of America Corporation, (6)	6.500%	N/A (5)	BB+	9,204,738
4,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	5,283,792
8,400	Barclays PLC	8.250%	N/A (5)	BB+	8,991,923
6,055	Citigroup Inc.	5.800%	N/A (5)	BB+	6,089,816
4,050	Citigroup Inc.	5.875%	N/A (5)	BB+	4,075,313
4,540	Citizens Financial Group Inc., 144A	5.500%	N/A (5)	BB+	4,455,329
4,265	Commerzbank AG, 144A	8.125%	9/19/23	BB+	4,975,378
3,745	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	3,885,516
2,340	General Electric Capital Corporation	6.250%	N/A (5)	A+	2,540,772
18,300	General Electric Capital Corporation	7.125%	N/A (5)	A+	21,159,374

38	Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

4,351	HSBC Capital Funding LP, 144A	10.176%	N/A (5)	Baa1	$6,537,378
4,005	HSBC Holdings PLC	6.375%	N/A (5)	BBB	4,030,031
2,400	HSBC Holdings PLC	6.375%	N/A (5)	BBB	2,410,800
11,405	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	12,082,172
10,505	JPMorgan Chase & Company	7.900%	N/A (5)	BBB–	11,082,775
17,370	Lloyd’s Banking Group PLC	7.500%	N/A (5)	BB+	18,108,224
2,110	M&T Bank Corporation	6.450%	N/A (5)	Baa2	2,257,700
4,390	Nordea Bank AB, 144A	6.125%	N/A (5)	BBB	4,368,050
4,855	PNC Financial Services Inc.	6.750%	N/A (5)	Baa2	5,389,050
5,473	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB	6,895,980
14,900	Societe Generale, 144A	7.875%	N/A (5)	BB+	15,130,950
2,695	SunTrust Bank Inc.	5.625%	N/A (5)	Baa3	2,708,475
16,565	Wells Fargo & Company	7.980%	N/A (5)	BBB	17,952,319
6,820	Wells Fargo & Company	5.875%	N/A (5)	BBB	6,981,975
6,017	Zions Bancorporation	7.200%	N/A (5)	BB–	6,393,063
	Total Banks				201,556,702

	Capital Markets – 8.1%

3,500	Bank of New York Mellon Corporation	4.950%	N/A (5)	Baa1	3,482,500
21,602	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	23,006,129
5,110	Deutsche Bank AG	7.500%	N/A (5)	BB+	5,135,550
3,675	Goldman Sachs Group Inc.	5.700%	N/A (5)	Ba1	3,710,574
2,385	Morgan Stanley	5.550%	N/A (5)	Ba1	2,373,075
2,105	State Street Corporation	5.250%	N/A (5)	Baa1	2,126,471
5,735	UBS Group AG, Reg S	7.125%	N/A (5)	BB+	5,998,810
	Total Capital Markets				45,833,109

	Consumer Finance – 2.4%

250	Ally Financial Inc., 144A	7.000%	N/A (5)	B	253,852
3,960	American Express Company	5.200%	N/A (5)	Baa2	3,960,000
2,000	American Express Company	4.900%	N/A (5)	Baa2	1,957,000
7,600	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	7,609,120
	Total Consumer Finance				13,779,972

	Diversified Financial Services – 9.3%

15,700	Agstar Financial Services Inc., 144A	6.750%	N/A (5)	BB	16,396,688
2,185	Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (5)	Ba3	2,185,000
6,040	BNP Paribas, 144A	7.195%	N/A (5)	BBB	7,119,650
4,500	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (5)	A+	4,520,250
16,548	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa2	20,772,076
1,697	Voya Financial Inc.	5.650%	5/15/53	Baa3	1,733,655
	Total Diversified Financial Services				52,727,319

	Food Products – 1.3%

7,230	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	7,437,863

	Insurance – 26.1%

2,850	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (5)	N/R	3,107,948
7,215	Aviva PLC, Reg S	8.250%	N/A (5)	BBB	7,937,185
1,265	AXA SA	8.600%	12/15/30	A3	1,698,263
16,735	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	15,563,550
2,640	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (5)	A	2,983,459
2,500	CNP Assurances, Reg S	7.500%	N/A (5)	BBB+	2,749,130
30,995	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	23,091,274
2,424	Friends Life Holdings PLC, Reg S	7.875%	N/A (5)	BBB+	2,691,382
2,950	Glen Meadows Pass-Through Trust, 144A	6.505%	2/12/67	BBB–	2,736,125
1,309	La Mondiale SAM, Reg S	7.625%	N/A (5)	BBB–	1,434,991
5,430	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	7,600,914
3,655	MetLife Inc.	5.250%	N/A (5)	Baa2	3,645,863
7,703	Provident Financing Trust I	7.405%	3/15/38	Baa3	8,935,480
3,325	Prudential Financial Inc.	5.875%	9/15/42	BBB+	3,516,188

Nuveen Investments	39

JPI	Nuveen Preferred and Income Term Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Insurance (continued)

14,800	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	$16,317,000
2,135	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	2,241,793
15,755	Sirius International Grp, 144A	7.506%	N/A (5)	BB+	16,109,488
25,226	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	25,730,519
	Total Insurance				148,090,552

	Machinery – 0.2%

1,095	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,173,019

	Real Estate Investment Trust – 3.6%

15,298	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	Ba1	20,193,360

	U.S. Agency – 0.2%

752	Farm Credit Bank of Texas, 144A	10.000%	N/A (5)	Baa1	940,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $481,179,718)				491,731,896
	Total Long-Term Investments (cost $762,734,411)				785,988,145

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 0.8% (0.6% of Total Investments)

	REPURCHASE AGREEMENTS – 0.8% (0.6% of Total Investments)

$4,678	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $4,677,630, collateralized by $4,560,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $4,772,496	0.000%	8/03/15		$4,677,630
	Total Short-Term Investments (cost $4,677,630)				4,677,630
	Total Investments (cost $767,412,041) – 139.6%				790,665,775
	Borrowings – (39.7)% (7), (8)				(225,000,000)
	Other Assets Less Liabilities – 0.1% (9)				471,349
	Net Assets Applicable to Common Shares – 100%				$566,137,124

Investments in Derivatives as of July 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$84,375,000	Receive	1-Month USD-LIBOR-ICE	1.735%	Monthly	12/01/15	12/01/20	$(1,750,202)
JPMorgan	84,375,000	Receive	1-Month USD-LIBOR-ICE	2.188	Monthly	12/01/15	12/01/22	(2,855,611)
	$168,750,000							$(4,605,813)

40	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Perpetual security. Maturity date is not applicable.

(6)	Investment, or a portion of investment, is hypothecated as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The value of investments hypothecated as of the end of the reporting period was $988,103.

(7)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $498,417,111 have been pledged as collateral for borrowings.

(8)	Borrowings as a percentage of Total Investments is 28.5%.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

Nuveen Investments	41

JPW

Nuveen Flexible Investment Income Fund
Portfolio of Investments	July 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.7% (97.4% of Total Investments)

	COMMON STOCKS – 32.7% (22.5% of Total Investments)

	Air Freight & Logistics – 2.2%

15,100	United Parcel Service, Inc., Class B	$1,545,636

	Automobiles – 1.8%

86,000	Ford Motor Company, (2)	1,275,380

	Biotechnology – 3.8%

22,100	Gilead Sciences, Inc., (2)	2,604,706

	Capital Markets – 3.6%

58,775	Ares Capital Corporation	945,690
80,100	Hercules Technology Growth Capital, Inc.	895,518
34,995	TPG Specialty Lending, Inc.	622,911
	Total Capital Markets	2,464,119

	Diversified Consumer Services – 1.5%

34,100	Stonemor Partners LP	1,031,866

	Insurance – 1.5%

29,000	Unum Group	1,039,360

	Machinery – 1.4%

12,000	Caterpillar Inc., (2)	943,560

	Media – 0.7%

32,700	National CineMedia, Inc.	506,850

	Oil, Gas & Consumable Fuels – 1.4%

12,600	Phillips 66, (2)	1,001,700

	Pharmaceuticals – 4.7%

36,800	AstraZeneca PLC, Sponsored ADR	1,243,472
45,400	GlaxoSmithKline PLC	1,972,176
	Total Pharmaceuticals	3,215,648

	Real Estate Investment Trust – 4.0%

78,600	National Storage Affiliates Trust	929,838
58,800	New Residential Investment	922,572
55,425	Northstar Realty Finance Corporation	886,800
	Total Real Estate Investment Trust	2,739,210

	Technology Hardware, Storage & Peripherals – 4.3%

47,600	NetApp, Inc.	1,482,740
28,800	Seagate Technology, (2)	1,457,280
	Total Technology Hardware, Storage & Peripherals	2,940,020

	Tobacco – 1.8%

48,070	Vector Group Ltd.	1,217,132
	Total Common Stocks (cost $22,298,312)	22,525,187

42	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 48.2% (33.1% of Total Investments)

	Banks – 4.5%

19,045	Boston Private Financial Holdings Inc.	6.950%	N/R	$489,647
13,800	Citigroup Inc.	6.875%	BB+	378,396
19,300	Cowen Group, Inc.	8.250%	N/R	517,240
18,676	FNB Corporation	7.250%	Ba2	535,814
25,800	RBS Capital Trust	6.080%	BB–	643,452
19,450	Regions Financial Corporation	6.375%	BB	513,286
	Total Banks			3,077,835

	Capital Markets – 9.4%

19,100	Apollo Investment Corporation	6.875%	BBB	491,634
24,486	Capitala Finance Corporation	7.125%	N/R	633,943
19,500	Charles Schwab Corporation, (WI/DD)	6.000%	BBB	490,230
21,224	Fifth Street Finance Corporation	6.125%	BBB–	530,600
19,500	Hercules Technology Growth Capital, Inc.	6.250%	N/R	491,985
5,200	JMP Group Inc.	7.250%	N/R	133,744
42,165	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	1,043,584
14,028	Morgan Stanley	7.125%	Ba1	392,503
29,143	MVC Capital Incorporated	7.250%	N/R	723,912
20,319	Solar Capital Limited	6.750%	BBB–	508,178
21,775	THL Credit Inc.	6.750%	N/R	557,658
18,996	Triangle Capital Corporation	6.375%	N/R	482,498
	Total Capital Markets			6,480,469

	Consumer Finance – 0.7%

10,085	SLM Corporation, Series A	6.970%	B1	485,694

	Diversified Financial Services – 2.9%

10,000	KKR Financial Holdings LLC	7.375%	BBB	264,300
21,075	Main Street Capital Corporation	6.125%	N/R	532,144
6,850	Oxford Lane Capital Corporation	8.125%	N/R	172,689
26,318	Oxford Lane Capital Corporation	7.500%	N/R	635,317
17,071	PennantPark Investment Corporation	6.250%	BBB–	427,287
	Total Diversified Financial Services			2,031,737

	Electric Utilities – 0.7%

18,375	Entergy Arkansas Inc., (4)	6.450%	BB+	463,969

	Food Products – 3.0%

30,300	CHS Inc.	7.100%	N/R	824,766
46,075	CHS Inc.	6.750%	N/R	1,208,547
	Total Food Products			2,033,313

	Insurance – 4.4%

21,038	Argo Group US Inc.	6.500%	BBB–	536,890
13,148	Hanover Insurance Group	6.350%	BB+	333,828
38,525	Kemper Corporation	7.375%	Ba1	1,032,469
5,227	Maiden Holdings Limited	8.000%	BBB–	140,084
19,325	Maiden Holdings Limited	7.750%	BBB–	519,263
17,199	National General Holding Company	7.500%	N/R	437,715
	Total Insurance			3,000,249

	Oil, Gas & Consumable Fuels – 1.5%

25,723	Scorpio Tankers Inc.	7.500%	N/R	650,792
17,500	Scorpio Tankers Inc.	6.750%	N/R	412,300
	Total Oil, Gas & Consumable Fuels			1,063,092

	Real Estate Investment Trust – 16.6%

14,887	AG Mortgage Investment Trust	8.000%	N/R	366,369
16,090	Apollo Commercial Real Estate Finance	8.625%	N/R	420,914

Nuveen Investments	43

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Shares	Description (1)	Coupon		Ratings (3)	Value

	Real Estate Investment Trust (continued)

20,354	Apollo Residential Mortgage Inc.	8.000%		N/R	$487,478
21,682	Arbor Realty Trust Incorporated	7.375%		N/R	533,594
9,213	Ashford Hospitality Trust Inc.	9.000%		N/R	242,302
14,400	Cedar Shopping Centers Inc., Series A	7.250%		N/R	367,776
14,460	Chesapeake Lodging Trust	7.750%		N/R	383,913
22,975	Colony Financial Inc.	7.500%		N/R	578,051
14,000	Coresite Realty Corporation	7.250%		N/R	364,280
10,000	Digital Realty Trust Inc.	7.375%		Baa3	271,300
5,271	Dupont Fabros Technology	7.875%		Ba2	134,036
15,605	Inland Real Estate Corporation	6.950%		N/R	387,160
20,524	Invesco Mortgage Capital Inc.	7.750%		N/R	490,729
14,264	MFA Financial Inc.	8.000%		N/R	364,303
12,574	MFA Financial Inc.	7.500%		N/R	314,601
20,430	Northstar Realty Finance Corporation	8.875%		N/R	530,771
19,000	Northstar Realty Finance Corporation	8.750%		N/R	492,480
17,725	Penn Real Estate Investment Trust	8.250%		N/R	470,776
8,844	Penn Real Estate Investment Trust	7.375%		N/R	233,835
38,697	Rait Financial Trust	7.625%		N/R	879,196
10,550	Rait Financial Trust	7.125%		N/R	259,319
30,901	Resource Capital Corporation	8.625%		N/R	651,702
10,000	Retail Properties of America	7.000%		BB	262,000
10,000	STAG Industrial Inc.	6.625%		BB+	253,100
18,719	Summit Hotel Properties Inc.	7.875%		N/R	508,595
12,013	Urstadt Biddle Properties	7.125%		N/R	311,257
36,440	VEREIT, Inc.	6.700%		N/R	894,602
	Total Real Estate Investment Trust				11,454,439

	Real Estate Management & Development – 0.8%

20,870	Kennedy-Wilson Inc.	7.750%		BB–	540,324

	Specialty Retail – 2.2%

57,975	TravelCenters of America LLC	8.000%		N/R	1,533,439

	Wireless Telecommunication Services – 1.5%

39,591	United States Cellular Corporation	7.250%		Ba1	1,023,823
	Total $25 Par (or similar) Retail Preferred (cost $31,989,697)				33,188,383

Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.8% (2.0% of Total Investments)

	Diversified Telecommunication Services – 2.8%

20,000	Frontier Communications Corporation	11.125%	6/29/18	N/R	$1,955,000
	Total Convertible Preferred Securities (cost $2,021,539)				1,955,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 45.0% (30.9% of Total Investments)

	Aerospace & Defense – 1.0%

$825	Bombardier Inc., 144A	7.500%	3/15/25	B+	$682,688

	Banks – 1.3%

925	Citigroup Inc.	5.950%	12/31/49	BB+	901,875

	Beverages – 2.0%

985	Cott Beverages Inc., 144A	6.750%	1/01/20	B–	1,025,630
325	Cott Beverages Inc.	5.375%	7/01/22	B–	317,688
1,310	Total Beverages				1,343,318

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Capital Markets – 0.5%

$325	BGC Partners Inc.	5.375%	12/09/19	BBB–	$340,600

	Chemicals – 2.5%

850	Trinseo Materials Operating, 144A	6.750%	5/01/22	B–	854,250
850	Univar Inc., 144A	6.750%	7/15/23	B	854,250
1,700	Total Chemicals				1,708,500

	Commercial Services & Supplies – 2.5%

1,175	GFL Environmental Corporation, 144A	7.875%	4/01/20	B	1,201,438
515	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	531,738
1,690	Total Commercial Services & Supplies				1,733,176

	Consumer Finance – 0.8%

765	SLM Corporation	5.625%	8/01/33	BB	546,975

	Diversified Consumer Services – 1.3%

940	Gibson Brands Inc., 144A	8.875%	8/01/18	B–	923,550

	Diversified Telecommunication Services – 4.3%

1,150	CenturyLink Inc.	7.650%	3/15/42	BB+	1,017,750
1,085	GCI Inc.	6.875%	4/15/25	BB–	1,103,987
865	US West Communications Company	6.875%	9/15/33	BBB–	849,863
3,100	Total Diversified Telecommunication Services				2,971,600

	Electric Utilities – 0.8%

565	Talen Energy Supply LLC, 144A	6.500%	6/01/25	BB–	553,700

	Food & Staples Retailing – 0.7%

440	Rite Aid Corporation, 144A	6.125%	4/01/23	B	457,050

	Health Care Providers & Services – 1.5%

1,000	Kindred Healthcare Inc.	6.375%	4/15/22	B2	1,023,750

	Independent Power & Renewable Electricity Producers – 2.6%

800	Abengoa Yield PLC, 144A	7.000%	11/15/19	BB+	800,000
1,025	NRG Energy Inc.	6.250%	5/01/24	BB–	1,007,063
1,825	Total Independent Power & Renewable Electricity Producers				1,807,063

	Machinery – 2.5%

950	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	964,250
775	Terex Corporation	6.000%	5/15/21	BB	777,906
1,725	Total Machinery				1,742,156

	Marine – 0.3%

225	Teekay Offshore Partners LP	6.000%	7/30/19	N/R	193,500

	Media – 4.8%

1,300	Altice SA, 144A	7.625%	2/15/25	B	1,274,000
525	Cable One Inc., 144A	5.750%	6/15/22	BB	536,813
1,550	Dish DBS Corporation	5.875%	11/15/24	BB–	1,503,499
3,375	Total Media				3,314,312

	Metals & Mining – 1.4%

75	ArcelorMittal	6.125%	6/01/25	Ba1	71,438
950	ArcelorMittal	7.000%	3/01/41	Ba1	904,875
1,025	Total Metals & Mining				976,313

Nuveen Investments	45

JPW	Nuveen Flexible Investment Income Fund
	Portfolio of Investments (continued)	July 31, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Oil, Gas & Consumable Fuels – 1.2%

$925	Seadrill Limited, 144A	6.125%	9/15/17	N/R	$795,500

	Pharmaceuticals – 1.5%

1,025	Concordia Healthcare Corporation, 144A	7.000%	4/15/23	B3	1,044,219

	Real Estate Investment Trust – 2.8%

1,025	Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	978,875
500	Iron Mountain Inc.	5.750%	8/15/24	B2	503,750
475	Select Income REIT	4.500%	2/01/25	Baa2	463,236
2,000	Total Real Estate Investment Trust				1,945,861

	Real Estate Management & Development – 3.6%

1,205	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22	B+	1,262,357
925	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	B+	975,875
225	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	223,031
2,355	Total Real Estate Management & Development				2,461,263

	Semiconductors & Semiconductor Equipment – 1.5%

1,100	Micron Technology, Inc., 144A	5.625%	1/15/26	BB	1,053,250

	Technology Hardware, Storage & Peripherals – 1.2%

825	Seagate HDD Cayman, 144A	4.875%	6/01/27	BBB–	793,621

	Wireless Telecommunication Services – 2.4%

1,025	Frontier Communications Corporation	7.625%	4/15/24	BB	932,750
835	Frontier Communications Corporation	6.875%	1/15/25	BB	710,794
1,860	Total Wireless Telecommunication Services				1,643,544
$31,850	Total Corporate Bonds (cost $31,590,057)				30,957,384

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 13.0% (8.9% of Total Investments)

	Banks – 6.9%

775	Bank of America Corporation	6.500%	N/A (5)	BB+	$800,188
700	Citigroup Inc.	5.800%	N/A (5)	BB+	704,025
900	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	953,438
100	JPMorgan Chase & Company	6.100%	N/A (5)	BBB–	100,375
365	SunTrust Bank Inc.	5.625%	N/A (5)	Baa3	366,825
750	Wells Fargo & Company	5.875%	N/A (5)	BBB	767,813
1,000	Zions Bancorporation	7.200%	N/A (5)	BB–	1,062,500
	Total Banks				4,755,164

	Consumer Finance – 2.3%

538	Ally Financial Inc., 144A	7.000%	N/A (5)	B	546,289
1,050	Capital One Financial Corporation	5.550%	N/A (5)	Baa3	1,051,259
	Total Consumer Finance				1,597,548

	Food Products – 2.2%

1,495	Land O’ Lakes Incorporated, 144A	8.000%	N/A (5)	BB	1,537,980

	Insurance – 1.6%

900	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	1,066,500
	Total $1,000 Par (or similar) Institutional Preferred (cost $8,743,941)				8,957,192
	Total Long-Term Investments (cost $96,643,546)				97,583,146

46	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.8% (2.6% of Total Investments)

	REPURCHASE AGREEMENTS – 3.8% (2.6% of Total Investments)

$2,652	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/15, repurchase price $2,652,436, collateralized by $2,340,000 U.S. Treasury Bonds, 3.625%, due 8/15/43, value $2,705,625	0.000%	8/03/15	$2,652,436
	Total Short-Term Investments (cost $2,652,436)			2,652,436
	Total Investments (cost $99,295,982) – 145.5%			100,235,582
	Borrowings – (43.5)% (6), (7)			(30,000,000)
	Other Assets Less Liabilities – (2.0)% (8)			(1,362,093)
	Net Assets Applicable to Common Shares – 100%			$68,873,489

Investments in Derivatives as of July 31, 2015

Call Options Written outstanding:

Number of Contracts	Description	Type	Notional Amount (9)	Expiration Date	Strike Price	Value
(120)	Caterpillar Inc.	Exchange-Traded	$(990,000)	10/16/15	$82.5	$(16,800)
(860)	Ford Motor Company	Exchange-Traded	(1,376,000)	9/18/15	16.0	(7,740)
(45)	Gilead Sciences, Inc.	Exchange-Traded	(540,000)	8/21/15	120.0	(7,200)
(126)	Phillips 66	Exchange-Traded	(1,039,500)	9/18/15	82.5	(17,640)
(98)	Seagate Technology	Exchange-Traded	(539,000)	9/18/15	55.0	(4,655)
(1,249)	Total Call Options Written (premiums received $65,738)		$(4,484,500)			$(54,035)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Perpetual security. Maturity date is not applicable.

(6)	The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $61,215,454 have been pledged as collateral for borrowings.

(7)	Borrowings as a percentage of Total Investments is 29.9%.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(9)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Assets and Liabilities	July 31, 2015

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Assets
Long-term investments, at value (cost $1,355,909,281, $762,734,411 and $96,643,546, respectively)	$1,408,464,094	$785,988,145	$97,583,146
Short-term investments, at value (cost approximates value)	12,992,933	4,677,630	2,652,436
Cash	1,481,089	1,481,089	—
Cash collateral at brokers(1)	—	2,880,000	—
Receivable for:
Dividends	1,287,819	451,121	107,712
Interest	9,199,968	7,337,896	723,355
Investments sold	3,623,472	326,557	—
Reclaims	112,609	82,067	2,364
Other assets	248,754	33,227	4,087
Total assets	1,437,410,738	803,257,732	101,073,100
Liabilities
Borrowings	404,100,000	225,000,000	30,000,000
Options written, at value (premiums received $226,569, $— and $65,738, respectively)	184,251	—	54,035
Unrealized depreciation on interest rate swaps	2,934,878	4,605,813	—
Payable for:
Common share dividends	6,380,019	3,642,436	456,892
Investments purchased	9,579,334	3,138,977	1,553,628
Accrued expenses:
Interest on borrowings	23,272	12,958	22,945
Management fees	985,772	574,045	72,445
Trustees fees	233,249	28,947	201
Other	224,049	117,432	39,465
Total liabilities	424,644,824	237,120,608	32,199,611
Net assets applicable to common shares	$1,012,765,914	$566,137,124	$68,873,489
Common shares outstanding	96,888,528	22,752,777	3,705,250
Net asset value (“NAV”) per common share outstanding	$10.45	$24.88	$18.59
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$968,885	$227,528	$37,053
Paid-in surplus	1,285,026,585	541,808,950	70,585,143
Undistributed (Over-distribution of) net investment income	1,637,742	1,261,626	(555,988)
Accumulated net realized gain (loss)	(324,526,840)	4,191,099	(2,144,022)
Net unrealized appreciation (depreciation)	49,659,542	18,647,921	951,303
Net assets applicable to common shares	$1,012,765,914	$566,137,124	$68,873,489
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Operations	Year Ended July 31, 2015

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Investment Income
Dividends (net of tax withheld of $461, $— and $139, respectively)	$52,040,697	$20,902,828	$4,523,907
Interest	41,112,167	32,954,654	1,839,050
Other	615,433	342,188	—
Total investment income	93,768,297	54,199,670	6,362,957
Expenses
Management fees	11,694,124	6,819,802	872,089
Interest expense on borrowings	4,176,634	2,369,590	264,528
Custodian fees	227,669	111,698	65,722
Trustees fees	53,418	24,408	4,254
Professional fees	91,358	56,320	21,497
Shareholder reporting expenses	193,417	55,423	18,865
Shareholder servicing agent fees	4,434	203	150
Stock exchange listing fees	31,236	8,315	8,315
Investor relations expenses	109,952	44,138	12,115
Other	42,128	24,051	23,588
Total expenses	16,624,370	9,513,948	1,291,123
Net investment income (loss)	77,143,927	44,685,722	5,071,834
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	11,902,076	6,053,459	(1,921,095)
Options written	802,961	—	236,521
Securities sold short	—	—	2,461
Swaps	(2,050,447)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(28,008,403)	(14,799,658)	(1,213,518)
Options written	42,318	—	11,703
Swaps	(6,433,583)	(6,203,119)	—
Net realized and unrealized gain (loss)	(23,745,078)	(14,949,318)	(2,883,928)
Net increase (decrease) in net assets applicable to common shares from operations	$53,398,849	$29,736,404	$2,187,906

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Changes in Net Assets

	Preferred Income Opportunities (JPC)		Preferred and Income Term (JPI)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$77,143,927	$76,608,240	$44,685,722	$44,999,870
Net realized gain (loss) from:
Investments and foreign currency	11,902,076	9,764,850	6,053,459	(1,943,077)
Options written	802,961	30,270	—	—
Securities sold short	—	—	—	—
Swaps	(2,050,447)	(1,790,359)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(28,008,403)	31,834,250	(14,799,658)	26,408,564
Options written	42,318	—	—	—
Swaps	(6,433,583)	(2,964,361)	(6,203,119)	(3,246,113)
Net increase (decrease) in net assets applicable to common shares from operations	53,398,849	113,482,890	29,736,404	66,219,244
Distributions to Common Shareholders
From net investment income	(74,952,966)	(73,673,864)	(44,115,359)	(44,891,229)
From accumulated net realized gains	—	—	—	(11,110,181)
Decrease in net assets applicable to common shares from distributions to common shareholders	(74,952,966)	(73,673,864)	(44,115,359)	(56,001,410)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	(825,508)	(123,780)	—	—
Proceeds from sale of shares, net of offering costs	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(825,508)	(123,780)	—	—
Net increase (decrease) in net assets applicable to common shares	(22,379,625)	39,685,246	(14,378,955)	10,217,834
Net assets applicable to common shares at the beginning of period	1,035,145,539	995,460,293	580,516,079	570,298,245
Net assets applicable to common shares at the end of period	$1,012,765,914	$1,035,145,539	$566,137,124	$580,516,079
Undistributed (Over-distribution of) net investment income at the end of period	$1,637,742	$(418,077)	$1,261,626	$668,650

See accompanying notes to financial statements.

50	Nuveen Investments

	Flexible Investment Income (JPW)
	Year Ended 7/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$5,071,834	$5,262,306
Net realized gain (loss) from:
Investments and foreign currency	(1,921,095)	1,386,,249
Options written	236,521	—
Securities sold short	2,461	—
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(1,213,518)	2,792,551
Options written	11,703	—
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	2,187,906	9,441,106
Distributions to Common Shareholders
From net investment income	(5,478,707)	(5,602,338)
From accumulated net realized gains	(1,783,583)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(7,262,290)	(5,602,338)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	—	—
Proceeds from sale of shares, net of offering costs	—	3,812,000
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	3,812,000
Net increase (decrease) in net assets applicable to common shares	(5,074,384)	7,650,768
Net assets applicable to common shares at the beginning of period	73,947,873	66,297,105
Net assets applicable to common shares at the end of period	$68,873,489	$73,947,873
Undistributed (Over-distribution of) net investment income at the end of period	$(555,988)	$(278,512)

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Cash Flows	Year Ended July 31, 2015

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$53,398,849	$29,736,404	$2,187,906
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(630,545,385)	(202,638,120)	(121,969,480)
Proceeds from sales and maturities of investments	619,043,254	204,383,929	124,743,766
Proceeds from (Purchases of) short-term investments, net	786,486	(218,647)	(2,153,295)
Proceeds from (Payments for) swap contracts, net	(2,050,447)	—	—
Investment transaction adjustments, net	2,934,432	—	515,620
Proceeds from litigation settlement	1,211,322	—	—
Premiums received for options written	1,267,605	—	370,101
Cash paid for terminated options written	(238,074)	—	(67,842)
Taxes paid on undistributed capital gains	—	(27,941)	—
Amortization (Accretion) of premiums and discounts, net	166,382	324,409	(41,987)
(Increase) Decrease in:
Cash collateral at brokers	—	(2,880,000)	—
Receivable for dividends	367,701	34,629	32,119
Receivable for interest	(432,630)	(395,174)	(346,580)
Receivable for investments sold	(2,530,861)	(194,852)	1,005,782
Receivable for reclaims	(75,516)	(72,031)	(2,364)
Other assets	(59,269)	(8,134)	209
Increase (Decrease) in:
Payable for investments purchased	8,344,824	2,562,631	98,823
Accrued interest on borrowings	853	(230)	877
Accrued management fees	(21,862)	(13,132)	(4,742)
Accrued Trustees fees	50,785	4,522	(646)
Accrued other expenses	(56,444)	(67,751)	(5,723)
Net realized (gain) loss from:
Investments and foreign currency	(11,902,076)	(6,053,459)	1,921,095
Options written	(802,961)	—	(236,521)
Securities sold short	—	—	(2,461)
Swaps	2,050,447	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	28,008,403	14,799,658	1,213,518
Options written	(42,318)	—	(11,703)
Swaps	6,433,583	6,203,119	—
Net cash provided by (used in) operating activities	75,307,083	45,479,830	7,246,472
Cash Flows from Financing Activities:
Proceeds from borrowings	1,600,000	—	—
Cash distributions paid to common shareholders	(74,606,660)	(43,998,741)	(7,248,910)
Cost of common shares repurchased and retired	(825,508)	—	—
Net cash provided by (used in) financing activities	(73,832,168)	(43,998,741)	(7,248,910)
Net Increase (Decrease) in Cash	1,474,915	1,481,089	(2,438)
Cash at the beginning of period	6,174	—	2,438
Cash at the end of period	$1,481,089	$1,481,089	$—

Supplemental Disclosure of Cash Flow Information	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cash paid for interest on borrowings (excluding borrowing costs)	$4,175,781	$2,369,820	$263,651

See accompanying notes to financial statements.

52	Nuveen Investments

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Nuveen Investments	53

Financial

Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders					Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital		Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price

Preferred Income Opportunities (JPC)
Year Ended 7/31:
2015	$10.67	$0.80	$(0.25)	$0.55	$(0.77)	$—	$—		$(0.77)	$—	*	$10.45	$9.19
2014	10.26	0.79	0.38	1.17	(0.76)	—	—		(0.76)	—	*	10.67	9.34
2013(g)	10.28	0.46	(0.04)	0.42	(0.44)	—	—		(0.44)	—		10.26	9.35
Year Ended 12/31:
2012	8.67	0.76	1.61	2.37	(0.76)	—	—		(0.76)	—		10.28	9.71
2011	9.62	0.51	(0.72)	(0.21)	(0.75)	—	—	*	(0.75)	0.01		8.67	8.01
2010	8.56	0.50	1.23	1.73	(0.57)	—	(0.11)		(0.68)	0.01		9.62	8.35

	Borrowings at the End of Period
Preferred Income Opportunities (JPC)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2015	$404,100	$3,506
2014	402,500	3,572
2013(g)	402,500	3,473
Year Ended 12/31:
2012	383,750	3,599
2011	348,000	3,416
2010	270,000	4,477

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

54	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(f)

5.36%	6.76%	$1,012,766	1.63%		7.55%		N/A	N/A	44%
11.97	8.50	1,035,146	1.67		7.73		N/A	N/A	41
4.09	0.63	995,460	1.67	***	7.47	***	N/A	N/A	27

28.17	31.44	997,484	1.79		7.85		N/A	N/A	123
(2.23)	4.95	840,643	1.73		5.40		1.70%	5.43%	34
21.06	21.28	938,844	1.67		5.39		1.54	5.52	49

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of dividends expense on securities sold short and all interest expense paid and other costs related to borrowings, where applicable, as follows:

Performance Income Opportunities (JPC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(e)		Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2015	—%		0.41%
2014	—		0.43
2013(g)	—		0.45	***
Year Ended 12/31:
2012	—		0.52
2011	—	**	0.43
2010	—	**	0.40

(d)	After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(e)	Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the seven months ended July 31, 2013.
N/A	The Fund no longer has a contractual reimbursement agreement with the Adviser.
*	Rounds to less than $0.01 per share.
**	Rounds to less than 0.01%.
***	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Offering Costs		Ending NAV	Ending Share Price

Preferred and Income Term (JPI)
Year Ended 7/31:
2015	$25.51	$1.96		$(0.65)	$1.31	$(1.94)	$—	$(1.94)	$—		$24.88	$22.28
2014	25.06	1.98		0.93	2.91	(1.97)	(0.49)	(2.46)	—		25.51	23.11
2013	23.81	1.89		1.32	3.21	(1.86)	(0.10)	(1.96)	—	*	25.06	23.68
2012(d)	23.88	—	*	(0.02)	(0.02)	—	—	—	(0.05)		23.81	25.50

Flexible Investment Income (JPW)
Year Ended 7/31:
2015	19.96	1.37		(0.78)	0.59	(1.47)	(0.49)	(1.96)	—		18.59	16.30
2014	18.91	1.42		1.14	2.56	(1.51)	—	(1.51)	—	*	19.96	18.28
2013(h)	19.10	0.03		(0.18)	(0.15)	—	—	—	(0.04)		18.91	19.80

	Borrowings at End of Period(e)
Preferred and Income Term (JPI)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2015	$225,000	$3,516
2014	225,000	3,580
2013	225,000	3,535

Flexible Investment Income (JPW)
Year Ended 7/31:
2015	30,000	3,296
2014	30,000	3,465

56	Nuveen Investments

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

5.30%	4.83%	$566,137	1.66%		7.80%		26%
12.34	8.71	580,516	1.73		7.96		37
13.69	0.41	570,298	1.72		7.51		57
(0.23)	2.00	476,252	0.97	**	(0.96	)**	—

3.19	(0.02)	68,873	1.82		7.15		122
14.26	0.80	73,948	1.70		7.51		71
(0.99)	(1.00)	66,297	1.40	**	1.93	**	3

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.
•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Preferred and Income Term (JPI)	Ratios of Interest Expense to Average Net Assets Applicable to Common Shares(e)
Year Ended 7/31:
2015	0.41%
2014	0.45
2013(g)	0.48	**

Flexible Investment Income (JPW)
Year Ended 7/31:
2015	0.37
2014(i)	0.33	**

(d)	For the period July 26, 2012 (commencement of operations) through July 31, 2012.
(e)	Preferred and Income Term (JPI) and Flexible Investment Income (JPW) did not utilize borrowings prior to the fiscal years ended July 31, 2013 and July 31, 2014, respectively.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the period August 29, 2012 (first utilization date of borrowings) through July 31, 2013.
(h)	For the period June 25, 2013 (commencement of operations) through July 31, 2013.
(i)	For the period August 13, 2013 (first utilization date of borrowings) through July 31, 2014.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Preferred Income Opportunities Fund (JPC) (“Preferred Income Opportunities (JPC)”)

•	Nuveen Preferred and Income Term Fund (JPI) (“Preferred and Income Term (JPI)”)

•	Nuveen Flexible Investment Income Fund (JPW) (“Flexible Investment Income (JPW)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end (non-diversified for Preferred and Income Term (JPI)) management investment companies. Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Flexible Investment Income (JPW) were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012 and March 28, 2013, respectively.

The end of the reporting period for the Funds is July 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2015 (“the current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”) and/or Nuveen Asset Management LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). NWQ and NAM are each responsible for approximately half of Preferred Income Opportunities’ (JPC) portfolio. NAM manages the investment portfolio of Preferred and Income Term (JPI), while NWQ manages the investment portfolio of Flexible Investment Income (JPW). The Adviser is responsible for managing Preferred Income Opportunities’ (JPC) and Preferred and Income Term’s (JPI) investments in swap contracts.

Investment Objectives and Principal Investment Strategies

Preferred Income Opportunities’ (JPC) investment objective is to provide high current income and total return by investing at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. At least 60% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody’s, or Fitch) at the time of investment. Effective August 14, 2014, up to 5% of the portion of the Fund’s portfolio managed by NAM can be invested in preferred securities issued by companies located in emerging market countries.

Preferred and Income Term’s (JPI) investment objective is to provide a high level of current income and total return. The Fund seeks to achieve its investment objective by investing in preferred securities and other income producing securities. Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred and other income producing securities. The Fund will invest at least 60% (50% effective January 16, 2015) of its managed assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase. The Fund will invest 100% of its managed assets in U.S. dollar denominated securities. The Fund will also invest up to 40% of its managed assets in securities issued by non-U.S. domiciled companies.

Flexible Investment Income’s (JPW) investment objectives are to provide high current income and, secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in income producing securities issued by companies located anywhere in the world. The Fund will invest in income producing securities across the capital structure – in any type of debt, preferred or equity securities offered by a particular company, or debt securities issued by a government. The Fund will invest 100% of its managed assets in U.S. dollar-denominated securities, and may invest up to 50% of its managed assets in securities of non-U.S. companies. The Fund may invest up to 40% of its managed assets in equity securities (other than preferred securities). At least 25% of the aggregate market value of the Fund’s investments in debt and preferred securities that are of a type customarily rated by a credit rating agency will be rated investment grade, or if unrated, will be judged to be of comparable quality by NWQ The Fund will invest at least 25% of its managed assets in securities issued by financial services companies. The Fund may invest up to 15% of its managed assets in securities and other instruments that, at the time of purchase, are illiquid. The Fund may opportunistically write (sell) covered call options on the Fund’s

58	Nuveen Investments

portfolio of equity securities for the purpose of enhancing the Fund’s risk-adjusted total return over time. The Fund anticipates using leverage to help achieve its investment objectives. The Fund may utilize leverage in the form of borrowings from a financial institution or the issuance of preferred shares or other senior securities, such as commercial paper or notes.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Preferred Income Opportunities (JPC)	Flexible Investment Income (JPW)
Outstanding when-issued/delayed delivery purchase commitments	$3,335,146	$487,157

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dividends to common shareholders are declared monthly. For Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

For the period August 1, 2014 through March 31, 2015, Flexible Investment Income’s (JPW) regular monthly distributions were sourced entirely from net investment income. The Fund’s portfolio predominantly invested in income producing securities, the income from which was the source of the distributions. Effective in conjunction with the declaration of the April 1, 2015 distribution, the Fund has transitioned to a cash-flow based distribution program permitting it to source its regular monthly distributions from not only net investment income, but also from realized capital gains and/or return of capital. The Fund now seeks to establish a relatively stable common share distribution rate that roughly corresponds to the Fund’s net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund’s distribution rate over shorter time periods over a specific timeframe. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of July 31 each year.

Nuveen Investments	59

Notes to Financial Statements (continued)

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

60	Nuveen Investments

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Preferred Income Opportunities (JPC)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$72,435,119	$—		$—	$72,435,119
$25 Par (or similar) Retail Preferred	581,074,588	71,570,598	**	—	652,645,186
Convertible Preferred Securities	6,588,350	—		—	6,588,350
Corporate Bonds	—	83,438,322		—	83,438,322
$1,000 Par (or similar) Institutional Preferred	—	593,357,117		—	593,357,117

Short-Term Investments:
Repurchase Agreements	—	12,992,933		—	12,992,933

Investments in Derivatives:
Options Written	(184,251)	—		—	(184,251)
Interest Rate Swaps***	—	(2,934,878)		—	(2,934,878)
Total	$659,913,806	$758,424,092		$—	$1,418,337,898

Nuveen Investments	61

Notes to Financial Statements (continued)

Preferred and Income Term (JPI)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$188,556,620	$65,627,167	**	$—	$254,183,787
Corporate Bonds	—	40,072,462		—	40,072,462
$1,000 Par (or similar) Institutional Preferred	—	491,731,896		—	491,731,896

Short-Term Investments:
Repurchase Agreements	—	4,677,630		—	4,677,630

Investments in Derivatives:
Interest Rate Swaps***	—	(4,605,813)		—	(4,605,813)
Total	$188,556,620	$597,503,342		$—	$786,059,962
Flexible Investment Income (JPW)
Long-Term Investments*:
Common Stocks	$22,525,187	$—		$—	$22,525,187
$25 Par (or similar) Retail Preferred	32,724,414	463,969	**	—	33,188,383
Convertible Preferred Securities	1,955,000	—		—	1,955,000
Corporate Bonds	—	30,957,384		—	30,957,384
$1,000 Par (or similar) Institutional Preferred	—	8,957,192		—	8,957,192

Short-Term Investments:
Repurchase Agreements	—	2,652,436		—	2,652,436

Investments in Derivatives:
Options Written	(54,035)	—		—	(54,035)
Total	$57,150,566	$43,030,981		$—	$100,181,547
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for breakdown of securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

62	Nuveen Investments

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Preferred Income Opportunities’ (JPC) investments in non-U.S. securities were as follows:

Preferred Income Opportunities (JPC)	Value	% of Total Investments
Country:
United Kingdom	$100,976,163	7.1%
Switzerland	41,259,836	2.9
France	34,685,259	2.4
Netherlands	23,843,910	1.7
Other	67,317,846	4.8
Total non-U.S. securities	$268,083,014	18.9%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Preferred Income Opportunities (JPC)	Fixed Income Clearing Corporation	$12,992,933	$(12,992,933)	$—
Preferred and Income Term (JPI)	Fixed Income Clearing Corporation	4,677,630	(4,677,630)	—
Flexible Investment Income (JPW)	Fixed Income Clearing Corporation	2,652,436	(2,652,436)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments	63

Notes to Financial Statements (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, Preferred Income Opportunities (JPC) and Flexible Investment Income (JPW) wrote covered call options on common stocks to hedge equity exposure.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

	Preferred Income Opportunities (JPC)	Flexible Investment Income (JPW)
Average notional amount of outstanding options written*	$(9,543,450)	$(2,786,380)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Equity price	Options	—	$—	Options written, at value	$(184,251)
Flexible Investment Income (JPW)
Equity price	Options	—	$—	Options written, at value	$(54,035)

64	Nuveen Investments

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Preferred Income Opportunities (JPC)	Equity price	Options	$802,961	$42,318
Flexible Investment Income (JPW)	Equity price	Options	236,521	11,703

Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For OTC swaps, the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an exchanged-cleared swap contract, in certain instances a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in exchange-cleared interest rate swap contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If a Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively.

Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps.” In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) continued to use interest rate swap contracts to partially hedge the interest cost of leverage, which the Funds employ through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Average notional amount of interest rate swap contracts outstanding*	$256,482,000	$168,750,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Nuveen Investments	65

Notes to Financial Statements (continued)

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(2,934,878)
Preferred and Income Term (JPI)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(4,605,813)

The following table presents the swap contacts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Preferred Income Opportunities (JPC)	JPMorgan	$—	$(2,934,878)	$—	$(2,934,878)	$1,387,500	$(1,547,378)
Preferred and Income Term (JPI)	JPMorgan	$—	$(4,605,813)	$—	$(4,605,813)	$4,384,205	$(221,608)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Preferred Income Opportunities (JPC)	Interest rate	Swaps	$(2,050,447)	$(6,433,583)
Preferred and Income Term (JPI)	Interest rate	Swaps	—	(6,203,119)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

66	Nuveen Investments

4. Fund Shares

Common Share Transactions

Transactions in common shares during the Funds’ current and prior fiscal periods were as follows:

	Preferred Income Opportunities (JPC)
	Year Ended 7/31/15	Year Ended 7/31/14
Common shares repurchased and retired	(88,813)	(13,000)

Weighted average:
Price per common share repurchased and retired	$9.27	$9.50
Discount per common share repurchased and retired	12.73%	11.45%

	Preferred and Income Term (JPI)		Flexible Investment Income (JPW)
	Year Ended 7/31/15	Year Ended 7/31/14	Year Ended 7/31/15	Year Ended 7/31/14
Common shares sold	—	—	—	200,000

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions and securities sold short, where applicable) during the current fiscal period, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Purchases	$630,545,385	$202,638,120	$121,969,480
Sales and maturities	619,043,254	204,383,929	124,743,766

Transactions in options written for the following Funds during the current fiscal period were as follows:

	Preferred Income Opportunities (JPC)		Flexible Investment Income (JPW)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	14,061	1,267,605	4,157	370,101
Options terminated in closing purchase transactions	(4,819)	(751,064)	(1,399)	(218,254)
Options exercised	(2,394)	(157,205)	(737)	(47,511)
Options expired	(2,629)	(132,767)	(772)	(38,598)
Options outstanding, end of period	4,219	$226,569	1,249	$65,738

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	67

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on REIT investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of July 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cost of investments	$1,370,398,664	$766,579,087	$99,271,335
Gross unrealized:
Appreciation	$62,518,339	$26,860,160	$3,141,304
Depreciation	(11,459,976)	(2,773,472)	(2,177,057)
Net unrealized appreciation (depreciation) of investments	$51,058,363	$24,086,688	$964,247

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments, distribution reallocation, federal taxes paid, investments in partnerships, REIT adjustments, and treatment of notional principal contracts, resulted in reclassifications among the Funds’ components of common share net assets as of July 31, 2015, the Funds’ tax year end, as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Paid-in-surplus	$185,913	$(27,940)	$(121,843)
Undistributed (Over-distribution of) net investment income	(135,142)	22,613	253,028
Accumulated net realized gain (loss)	(50,771)	5,327	(131,185)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2015, the Funds’ tax year end, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Undistributed net ordinary income[1]	$9,895,527	$4,174,184	$—
Undistributed net long-term capital gains	—	4,142,913	—

[1]      Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on July 1, 2015 and paid on August 3, 2015.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2015 and July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Distributions from net ordinary income[2]	$74,600,924	$44,012,972	$6,521,833
Distributions from net long-term capital gains[3]	—	—	740,458

68	Nuveen Investments

2014	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Distributions from net ordinary income[2]	$73,673,863	$56,242,486	$5,135,476
Distributions from net long-term capital gains	—	9,204	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.
[3]	The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2015.

As of July 31, 2015, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Preferred Income Opportunities (JPC)
Expiration:
July 31, 2016	$99,309,437
July 31, 2017	204,895,930
July 31, 2018	9,385,427
Not subject to expiration	—
Total	$313,590,794

During the Funds’ tax year ended July 31, 2015, the following Funds utilized capital loss carryforwards as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Utilized capital loss carryforwards	$20,636,896	$1,026,079

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Preferred Income Opportunities (JPC)	Flexible Investment Income (JPW)
Post-October capital losses[4]	$11,314,470	$2,257,795
Late-year ordinary losses[5]	—	—
[4]	Capital losses incurred from November 1, 2014 through July 31, 2015, the Fund’s tax year ended.
[5]	Ordinary losses incurred from January 1, 2015 through July 31, 2015 and/or specified losses incurred from November 1, 2014 through July 31, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	69

Notes to Financial Statements (continued)

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
For the first $500 million	0.6800%	0.7000%	0.7000%
For the next $500 million	0.6500	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of July 31, 2015, the complex-level fee rate for each of the Funds was 0.1639%.

The Funds pays no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) each entered into a prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNP”) while Flexible Investment Income (JPW) entered in to a committed secured 180-day continuous rolling borrowing facility with the Bank of Nova Scotia (collectively, “Borrowings”) as a means of leverage. Each Fund’s maximum commitment amount under these Borrowings is as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Maximum commitment amount	$405,000,000	$250,000,000	$35,000,000

70	Nuveen Investments

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Outstanding balance on Borrowings	$404,100,000	$225,000,000	$30,000,000

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Average daily balance outstanding	$403,560,822	$225,000,000	$30,000,000
Average annual interest rate	1.02%	1.02%	0.87%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund’s portfolio of investments (“Pledged Collateral”). For Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance. Effective December 4, 2014, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) are charged the 0.50% per annum undrawn fee only when the undrawn portion of the Borrowings on particular day is more than 20% of the maximum commitment amount. Flexible Investment Income’s (JPW) interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed. In addition to the interest expense, Flexible Investment Income (JPW) will pay a commitment fee equal to 0.15% per annum on the undrawn balance of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter (“Side Letter”) with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds’ to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Funds’ total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds’ income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) each had Hypothecated Securities as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Hypothecated Securities	$70,120,488	$988,103

Nuveen Investments	71

Notes to Financial Statements (continued)

Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) earn Rehypothecation Fees, which are recognized as “Other income” on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund are as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Rehypothecation Fees	$615,433	$342,188

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Funds’ financial statement disclosures.

72	Nuveen Investments

Additional

Fund Information (Unaudited)

Board of Trustees
William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

*	Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	JPC	JPI	JPW
% QDI	49%	64%	19%
% DRD	23%	24%	14%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPW
Common shares repurchased	88,813	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	73

Glossary of Terms

Used in this Report (Unaudited)

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■	Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■	Basel III: A comprehensive set of reform measures designed to improve the regulation, supervision and risk management within the banking sector. The Basel Committee on Banking Supervision published the first version of Basel III in late 2009, giving banks approximately three years to satisfy all requirements. Largely in response to the credit crisis, banks are required to maintain proper leverage ratios and meet certain capital requirements.

■	BofA/Merrill Lynch Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the funds’ investment exposure.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■	JPC Blended Index (Comparative Benchmark): A blended return consisting of 82.5% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and 17.5% of the Barclays USD Capital Securities Index. The index returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■	JPI Blended Benchmark Index: A blended return consisting of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and the Barclays USD Capital Securities Index. The JPI Blended Benchmark Index is comprised of a 65% weighting in the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, and a 35% weighting in the Barclays USD Capital Securities Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

74	Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	75

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees of each Fund (each, a “Board” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser(s) to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement(s) (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between: in the case of Nuveen Preferred Income Opportunities Fund (the “Preferred Income Opportunities Fund”), (a) the Adviser and Nuveen Asset Management, LLC (“NAM”) and (b) the Adviser and NWQ Investment Management Company, LLC (“NWQ” and, together with NAM, the “Sub-Advisers”); in the case of Nuveen Preferred and Income Term Fund (the “Preferred and Income Term Fund”), the Adviser and NAM; and, in the case of Nuveen Flexible Investment Income Fund (the “Flexible Investment Income Fund”), the Adviser and NWQ. Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and applicable Sub-Adviser(s) (the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of each Sub-Adviser which generally evaluated each Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the applicable Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

76	Nuveen Investments

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple NAM equity and fixed-income investment teams in June 2014 and to NWQ in January 2015.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the applicable Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the closed-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters). With respect to closed-end funds, the Adviser also monitored asset coverage levels on leveraged funds, managed leverage, negotiated the terms of leverage, evaluated alternative forms and types of leverage, promoted an orderly secondary market for common shares and maintained an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for closed-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the closed-end funds, the Board recognized the extensive resources, expertise and efforts required to oversee and manage the various forms of leverage utilized by various funds, including the development of new forms of leverage to achieve cost savings and/or broaden the array of leverage structures available to the closed-end funds, the development of enhanced reports analyzing the impact of leverage on performance, and the development of new forms of tender option bond structures to address new regulatory requirements. The Board also noted the Adviser’s continued capital management services conducting share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on opportunities for the closed-end funds. The Board further recognized the Adviser’s use of data systems to more effectively solicit shareholder participation when seeking shareholder approvals and to monitor flow trends in various closed-end funds. The Board considered Nuveen’s continued commitment to supporting the closed-end fund product line by providing an extensive investor relations program that encompassed, among other things, maintaining and enhancing the closed-end fund website; participating in conferences and education seminars; enhancing the ability for investors to access information; preparing educational materials; and implementing campaigns to educate financial advisers and investors on topics related to closed-end funds and their strategies.

As noted, the Adviser also oversees the Sub-Advisers who primarily provide the portfolio advisory services to the respective Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Advisers and managing the sub-advisory relationships. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, each Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund (or the portion of the Fund’s portfolio allocated to the respective Sub-Adviser).

78	Nuveen Investments

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B.	The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and each applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for the Preferred and Income Term Fund and the Flexible Investment Income Fund, which did not exist for part of the foregoing time frame). The Independent Board Members also recognized the importance of the secondary market trading levels for the closed-end fund shares and therefore devoted significant time and focus evaluating the premium and discount levels of the closed-end funds at each of the quarterly meetings throughout the year. At these prior meetings as well as the May Meeting, the Board reviewed, among other things, the respective closed-end fund’s premium or discount to net asset value as of a specified date and over various periods as well as in comparison to the premium/discount average in its Lipper peer category. At the May Meeting and/or prior meetings, the Board also reviewed information regarding the key economic, market and competitive trends affecting the closed-end fund market and considered any actions periodically proposed by the Adviser to address the trading discounts of certain funds. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds (either at the Board level or through the Closed-End Funds Committee) to be a continuing priority in their oversight of the closed-end funds. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For the Preferred Income Opportunities Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile in the one- and five-year periods and second quartile in the three-year period and, although the Fund underperformed its benchmark in the one-year period, it outperformed its benchmark in the three- and five-year periods. Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

For the Preferred and Income Term Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile and underperformed its benchmark in the one-year period. The Board noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

For the Flexible Investment Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the third quartile and underperformed its benchmark in the one-year period. The Board noted, however, that the Fund was relatively new with a performance history that was too short to make a conclusive assessment of its limited performance record.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage (with respect to closed-end funds); and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members noted that the Flexible Investment Income Fund had a net management fee and net expense ratio that were higher than its peer averages, (with the higher relative net expense ratio generally due, in part, to the small size of such new Fund compared to the peers and the increase in leverage), and the Preferred Income Opportunities Fund and the Preferred and Income Term Fund had a net management fee slightly higher or higher than the peer average but a net expense ratio in line with or below the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser

80	Nuveen Investments

and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Funds had affiliated sub-adviser(s) and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the respective Sub-Advisers. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Advisers may provide some of these services, the Sub-Advisers essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Advisers, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Advisers, the Independent Board Members reviewed the Sub-Advisers’ revenues, expenses and revenue margins (pre- and post-tax) for their advisory activities for the calendar year ended December 31, 2014. With respect to NAM, the Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and each Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. The Independent Board Members noted that, in the case of closed-end funds, however, such funds may from time-to-time make additional share offerings, but the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

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Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. With respect to closed-end funds, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the applicable Sub-Adviser(s). Accordingly, the Independent Board Members considered that the Sub-Advisers may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the applicable Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by a Sub-Adviser may also benefit the applicable Funds and shareholders to the extent the research enhanced the ability of such Sub-Adviser to manage such Fund(s). The Independent Board Members noted that the Sub-Advisers’ profitability may be somewhat lower if they had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	83

Board

Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		194

■ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		194

■ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I		194

■ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		194

84	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		194

■ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		194

■ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		194

■ VIRGINIA L. STRINGER			Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former owner, and President Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).
1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I		194

■ TERENCE J. TOTH			Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		194

Nuveen Investments	85

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Members:

■ WILLIAM ADAMS IV(2)			Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		194

■ THOMAS S. SCHREIER, JR.(2)

Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a member of its Finance, Audit and Investment Committees: formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).

1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III		194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988		195

■ CEDRIC H. ANTOSIEWICZ			Managing Director of Nuveen Securities, LLC. (since 2004); Managing Director of Nuveen Fund Advisors, LLC (since 2014).
1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007		88

■ MARGO L. COOK			Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015) previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009		195

86	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ LORNA C. FERGUSON			Managing Director (since 2004) of Nuveen Investments Holdings, Inc.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		195

■ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		195

■ SHERRI A. HLAVACEK

Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015		195

■ WALTER M. KELLY			Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		195

■ TINA M. LAZAR			Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		195

■ KEVIN J. MCCARTHY			Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007		195

■ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		195

Nuveen Investments	87

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		195

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

88	Nuveen Investments

Notes

Nuveen Investments	89

Notes

90	Nuveen Investments

Notes

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by    Nuveen Securities, LLC    |    333 West Wacker Drive    |    Chicago, IL 60606    |    www.nuveen.com/cef

EAN-C-0715D        10414-INV-Y-09/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Preferred Income Opportunities Fund

The following tables show the amount of fees billed to the Fund during the Fund’s last two fiscal years by KPMG LLP, the Fund’s current auditor (engaged on August 7, 2014), and Ernst & Young LLP, the Fund’s former auditor. The audit fees billed to the Fund for the fiscal year 2015 are the only fees that have been billed to the Fund by KPMG LLP. All other fees listed in the tables below were billed to the Fund by Ernst & Young LLP. For engagements with KPMG LLP and Ernst & Young LLP, the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP and Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
July 31, 2015	$25,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

July 31, 2014	$26,250	$0	$2,200	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP and Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP and Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
July 31, 2015	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

July 31, 2014	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP and Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP and Ernst & Young LLP provide to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP and Ernst & Young LLP about any non-audit services that KPMG LLP and Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP and Ernst & Young LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
July 31, 2015	$0	$0	$0	$0
July 31, 2014	$2,200	$0	$0	$2,200

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (NWQ and Nuveen Asset Management are collectively referred to as “Sub-Advisers”) as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with each Sub-Adviser’s policies and procedures. The Adviser periodically monitors each Sub-Adviser’s voting to ensure that it is carrying out its duties. Each Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”) and Nuveen Asset Management, LLC (Nuveen Asset Management), (NWQ and Nuveen Asset Management are also collectively referred to as “Sub-Advisers”), each responsible for a portion of the registrant’s portfolio as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, are primarily responsible for the day-to-day management of the portion of the registrant’s portfolio managed by Nuveen Asset Management.

Douglas Baker, CFA, is a Senior Vice President at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. He originally joined Nuveen Asset Management in 2006 as a Vice President and Derivatives Analyst, and later that year his responsibilities expanded to include portfolio management duties for the Nuveen Preferred Securities Fund. In addition to managing various preferred securities strategies, Mr. Baker also manages Nuveen Asset Management’s derivative overlay group, where he is responsible for implementing derivatives-based hedging strategies across the Nuveen Asset Management complex, as well as managing collateral accounts for several commodity-based strategies.

Brenda A. Langenfeld, CFA, is a Vice President at Nuveen Asset Management and a portfolio manager for the fund and related preferred security strategies. She is also a co-manager for the real asset income strategy, which invests in income-generating debt and equity securities from both the real estate and infrastructure segments, since 2015. She started working in the financial services industry with FAF Advisors, Inc. in 2004. Previously, Ms. Langenfeld was a member of the high-grade credit sector team, responsible for trading corporate bonds, and prior to that, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of July 31, 2015, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Douglas Baker	Registered Investment Companies	8	$3.492 billion
	Pooled Accounts	5	$480 million
	Separately Managed accounts	130	$153 million
Brenda Langenfeld	Registered Investment Companies	6	$4.534 billion
	Pooled Accounts	2	$161 million
	Separately Managed accounts	130	$153 million

* Assets are as of July 31, 2015. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, participate in a Long-Term Performance Plan designed to provide compensation opportunities that links a portion of each participant’s compensation to Nuveen Investments’ financial and operational performance. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JPC SECURITIES AS OF JULY 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Doug Baker	X
Brenda Langenfeld	X

NWQ INVESTMENT MANAGEMENT COMPANY, LLC

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

Thomas J. Ray, CFA, Managing Director, Head of Fixed Income and Fixed Income Portfolio Manager

Prior to joining NWQ in 2015, Tom was a Private Investor. Prior to that, he served as Chief Investment Officer, President and founding member of Inflective Asset Management; a boutique investment firm specializing in convertible securities. Prior to founding Inflective, Tom also served as portfolio manager at Transamerica Investment Management. Tom graduated from University of Wisconsin with a B.B.A in Finance, Investment & Banking and an M.S. in Finance. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

Susi Budiman, CFA, Managing Director and Fixed Income Portfolio Manager

Prior to joining NWQ in 2006, Susi was Portfolio Manager for China Life Insurance Company, Ltd. in Taiwan. She managed US dollar and Euro denominated fixed income portfolios for insurance funds for six years with responsibility for assets of approximately $1.8 billion. Prior to the fixed income portfolio management position, Susi was a currency exchange sales associate at Fleet National Bank in Singapore covering Asian, Euro, UK and other major currencies.

Susi graduated from the University of British Columbia, Canada with a B.S in Finance and received her M.B.A. from the University of Southern California. She earned the designations of Financial Risk Manager in 2003, and Fellow, Life Management Institute in 2004. She earned her Chartered Financial Analyst designation from the CFA Institute in 2006 and is a member of the Los Angeles Society of Financial Analysts.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED – AS OF JULY 31, 2015

	Thomas J. Ray	Susi Budiman
(a) RICs
Number of accts	3	3
Assets ($000s)	$319,883,035	$319,883,035

(b) Other pooled accts
Non-performance fee accts
Number of accts	2	2
Assets ($000s)	$104,317,889	$104,317,889
(c) Other
Non-performance fee accts
Number of accts	4,375	4,375
Assets ($000s)	$1,660,618,081	$1,660,618,081
Performance fee accts
Number of accts	0	0
Assets ($000s)	0	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or perceived conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which are not intended to be an exhaustive list:

•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of the portfolio manager by utilizing investment models for the management of most investment strategies.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating limited opportunities across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to utilize when placing orders for execution, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate transactions for certain accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of other accounts. NWQ seeks to minimize market impact by using its discretion in releasing orders in a manner which seeks to cause the least possible impact while keeping within the approximate price range of the discretionary block trade.

•	Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which the portfolio manager has day-to-day management responsibilities. NWQ periodically performs a comparative analysis of the performance between accounts with performance fees and those without performance fees.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary.

NWQ annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals. In addition, Nuveen annually participates in the McLagan compensation survey, and regularly benchmarks employee salaries, bonus, and total cash levels to ensure it remains competitive.

Available bonus pool compensation is primarily a function of the firm’s overall annual profitability, and in the interest of employee and client interest alliance, NWQ’s bonus pool will be augmented should the firm outperform its benchmarks on a 1, 2 and 3 year basis. Individual bonuses are based primarily on the following:

•	Overall performance of client portfolios

•	Objective review of stock recommendations and the quality of primary research

•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic

To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ provides a number of other incentive opportunities through long-term employment contracts with senior executives, retention agreements, and an equity incentive plan with non-solicitation and non-compete provisions for participating employees. The equity incentive plan provides meaningful equity to employees which is similar to restricted stock and options and vests over the next several years. Equity incentive plans allowing key employees of NWQ to participate in the firm’s growth over time have been in place since Nuveen’s acquisition of NWQ.

At NWQ, we believe that we are an employer of choice. Our analysts have a meaningful impact on the portfolio and, therefore, are compensated in a manner similar to portfolio managers at many other firms. Benefits besides compensation include a college tuition program for the children of all full-time employees whereby they are eligible for reimbursement of tuition and other mandatory fees, among others.

Item 8(a)(4).	OWNERSHIP OF JPC SECURITIES AS OF JULY 31, 2015

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas J. Ray	X
Susi Budiman	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*	(a)	(b)	(c)	(d)*
	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED	AVERAGE PRICE PAID PER SHARE (OR UNIT)	TOTAL NUMBER OF SHARES (OR UNITS) PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER (OR APPROXIMATE DOLLAR VALUE) OF SHARES (OR UNITS) THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
AUGUST 1-31, 2014	88,813	$9.27	88,813	9,606,187
SEPTEMBER 1-30, 2014	0		0	9,606,187
OCTOBER 1-31, 2014	0		0	9,606,187
NOVEMBER 1-30, 2014	0		0	9,606,187
DECEMBER 1-31, 2014	0		0	9,606,187
JANUARY 1-31, 2015	0		0	9,606,187
FEBRUARY 1-28, 2015	0		0	9,606,187
MARCH 1-31, 2015	0		0	9,606,187
APRIL 1-30, 2015	0		0	9,606,187
MAY 1-31, 2015	0		0	9,606,187
JUNE 1-30, 2015	0		0	9,606,187
JULY 1-31, 2015	0		0	9,606,187
TOTAL	88,813

* The registrant’s repurchase program, for the repurchase of 9,700,000 shares, was authorized November 20, 2013. The program was reauthorized for a maximum repurchase amount of 9,695,000 shares on August 6, 2014. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred Income Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 8, 2015